UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Section 240.14a-12

BM Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BM Technologies, Inc.

201 King of Prussia Road, Suite 650
Wayne, PA 19087

May 1, 2023

Dear Stockholder:

You are cordially invited to participate in BM Technologies, Inc.’s 2023 Annual Meeting of Stockholders to be held virtually on June 20, 2023 at 10:00 a.m. Eastern Time, at the following website: https://www.cstproxy.com/bmtechnologies/2023/. The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the meeting, we urge you to vote your shares over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the Proxy Statement and the proxy card. We urge you to complete, sign, date and return your proxy card or authorize your proxy through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will ensure that your vote is counted if you are unable to participate in the meeting.

2022 was a challenging year for the broader markets and particularly for fintechs as they were faced with unprecedented interest rate changes, a shifting regulatory landscape, and recessionary fears, to name a few. Despite these uncontrollable macro pressures, the Company remained strong, ending the year with over $1 billion in serviced deposits, approximately $3 billion in debit account spend, was EBITDA positive, and held a strong cash position. We also made a decision to pivot from becoming a bank to focusing on being a lean, efficient, and innovative fintech with a sponsor bank model. We continue to believe this pivot is in the best interest of our shareholders at this time.

Going into 2023, we have built an even stronger foundation for our Company. At the top of the year, we announced a profit enhancement plan that is focused on rightsizing our organization to better reflect our new strategy and overall cost efficiencies. We renewed our relationship with our largest BaaS partner, signed a deposit agreement with First Carolina Bank for our Higher Education program, updated our current deposit arrangement with Customers Bank, and most importantly, we enhanced our leadership team with the promotions of Jamie Donahue to President, Jim Dullinger to Chief Financial Officer, and most recently, the appointment of Raj Singh to Co-Chief Executive Officer.

We believe that our solid foundation for growth distinguishes us from other fintechs. With an established base of customers, deposits, partnerships, and a robust and flexible technology platform, our leadership team remains excited about our growth opportunities for both our existing business and new opportunities!

Thank you for your investment in, and ongoing support of our Company. We appreciate your confidence and will continue to work to build long-term shareholder value while we remain committed to innovation, building great products, and serving our customers and team members at the highest levels.

Sincerely yours,

Luvleen Sidhu
Founder, Chief Executive Officer and Chair

i

BM TECHNOLOGIES, INC.
201 King of Prussia Road, Suite 650
Wayne, PA 19087

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2023 AT 10:00 A.M. ET
Online Meeting Only — No Physical Meeting Location
https://www.cstproxy.com/bmtechnologies/2023

To the Stockholders of BM Technologies, Inc.:

The 2023 Annual Meeting of Stockholders of BM Technologies, Inc. (the “Company”) will be conducted virtually on June 20, 2023, at 10:00 a.m. (Eastern Time), at the following website: https://www.cstproxy.com/bmtechnologies/2023, for the following purposes:

1.      To elect two Class III directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1);

2.      To approve an amendment to the Company’s 2020 Equity Incentive Plan (Proposal No. 2);

3.      To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 3); and

4.      To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

This year we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive printed copies of our proxy materials. We are instead mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). This delivery method allows us to conserve natural resources and reduce the cost of delivery while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in the Company. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials. We encourage you to review the proxy materials and vote your shares.

You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/bmtechnologies/2023 and using the control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 28, 2023. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly or by authorizing your proxy through the internet. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

James Dullinger
Chief Financial Officer
Wayne, Pennsylvania
May 1, 2023

This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in Notice, the Proxy Statement and the proxy card. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

ii

BM TECHNOLOGIES, INC.
201 King of Prussia Road, Suite 650
Wayne, PA 19087

PROXY STATEMENT

2023 Virtual Annual Meeting of Stockholders
To Be Held on June 20, 2023 at 10:00 a.m. ET
Online Meeting Only — No Physical Meeting Location
https://www.cstproxy.com/bmtechnologies/2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BM Technologies, Inc. (the “Company,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Stockholders to be conducted virtually via live webcast on June 20, 2023, at 10:00 a.m. (Eastern Time), and at any adjournments thereof (the “Annual Meeting”). You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/bmtechnologies/2023 and using the control number included on your proxy card or voting instruction form.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) are available to stockholders at https://ir.bmtxinc.com. On or about May 3, 2023, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this Proxy Statement and the Annual Report via the Internet and (b) how to obtain printed copies of this Proxy Statement, the Annual Report and a proxy card. The Notice also explains how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form prior to the Annual Meeting so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the Proxy Statement and the proxy card.

Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 20, 2023:

The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2022 are available at the following internet address: https://ir.bmtxinc.com.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be conducted virtually on June 20, 2023, at 10:00 a.m. (Eastern Time).

Where will the Annual Meeting be held?

There is no physical location for the Annual Meeting, which will be conducted virtually via live webcast at https://www.cstproxy.com/bmtechnologies/2023.

What items will be voted on at the Annual Meeting?

There are three matters scheduled for a vote:

1.      To elect two Class III directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1);

2.      To approve an amendment to the Company’s 2020 Equity Incentive Plan (Proposal No. 2);

3.      To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 3); and

4.      In addition, there will be transacted such other business as may properly come before the meeting, or any adjournments or postponements thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

“FOR” the election of the two Class III director nominees named herein to serve on the Board of Directors;

“FOR” the approval of the amendment to the Company’s 2020 Equity Incentive Plan; and

“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders. The Company expects all its directors to attend the Annual Meeting virtually. Last year, all directors attended the meeting virtually.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Under rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. Instead of mailing printed copies of the proxy materials to our stockholders, we are mailing the Notice to instruct stockholders on how to access and review the Proxy Statement and Annual Report over the Internet at https://ir.bmtxinc.com. The Notice also instructs stockholders on how they may submit their proxy over the Internet or via phone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting these materials.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 28, 2023, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 28, 2023, we had 12,288,439 shares of common stock outstanding.

How do I vote?

With respect to Proposal No. 1, you may either vote “FOR” each of the Class III nominees to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominees. For each of the other proposals to be voted on, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are fairly simple:

Stockholders of Record:    Shares Registered in Your Name. If on April 28, 2023, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy submitting it over the internet or by completing, signing, dating and returning your proxy card. Whether or not you plan to participate in the Annual Meeting, we urge you to give us your proxy through the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.

•        VIRTUALLY:    To vote virtually, participate in the Annual Meeting, and submit your vote via the website.

•        BY MAIL:    If you received a proxy card by mail and choose to vote by mail, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners:    Shares Registered in the Name of a Broker or Bank. If on April 28, 2023, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 28, 2023.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the two Class III director nominees named herein to serve on the Board of Directors, “FOR” the amendment to our 2020 Equity Incentive Plan, and “FOR” the ratification of the appointment of KPMG LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may change your vote using the same method that you first used to vote your shares;

•        You may send a written notice that you are revoking your proxy to BM Technologies, Inc., 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania, Attention: James Dullinger, Chief Financial Officer; or

•        You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for Proposal No. 1, and with respect to Proposals No. 2 and 3, “FOR,” “AGAINST” and “ABSTAIN.” A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. We believe that Proposal No. 1 (election of directors) and Proposal No. 2 (amendment to 2020 Equity Incentive Plan) is each a non-routine proposal. Since these proposals to be voted on at the Annual Meeting are not routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting but not as a vote cast on any matter.

How many votes are needed to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Election of two Class III Directors

Directors are elected by a plurality, meaning that the two nominees receiving the most “FOR” votes, among votes properly cast virtually or by proxy, will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.

Proposal 2	Amendment to the 2020 Equity Incentive Plan	This proposal must be approved by a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.
Proposal 3	Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023	This proposal must be approved by a majority of votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 28, 2023, the record date, there were 12,288,439 shares outstanding and entitled to vote. Thus, 6,144,220 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the Company’s 2024 Annual Meeting?

We will consider for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on December 10, 2023, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at BM Technologies, Inc., 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087.

Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2024 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than February 21, 2024, and no later than 5:00 p.m. (Eastern Time) on March 22, 2024. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2024 Annual Meeting of Stockholders is more than 30 days before or 60 days after the first anniversary of the date of the 2023 Annual Meeting. In accordance with our bylaws, our board or chair of the 2024 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth information as to the stockholder giving notice, as well as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•        the name, age, business address and residence address of such individual;

•        The principal occupation or employment of the individual;

•        the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•        all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

How can I obtain the Company’s Annual Report on Form 10-K?

A copy of our 2022 Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available at https://ir.bmtxinc.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our 2022 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Requests should be sent to: Corporate Secretary, BM Technologies, Inc., 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s homepage (www.sec.gov).

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may engage a third party proxy solicitor. The proxy solicitor may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to have your vote transmitted to our proxy tabulation firm.

In addition to these written proxy materials, directors, officers and employees of BM Technologies, Inc. may also solicit proxies in person, by telephone or by other means of communication; however, the directors, officers and employees of BM Technologies, Inc. will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by any proxy solicitor, directors, officers or employees of BM Technologies, Inc.

The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Under this procedure, brokers are permitted to deliver a single copy of our Notice and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies their broker that they want to receive separate copies. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Corporate Secretary, BM Technologies, Inc., 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087, or by calling (877) 327-9515. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact James Dullinger, Chief Financial Officer, 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087, Telephone: (877) 327-9515.

PROPOSAL NO. 1
ELECTION OF CLASS III DIRECTORS

The Board of Directors presently has seven members. Our Board of Directors is divided into three classes. Each class has a three-year term. Class I directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2024, Class II directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2025 and Class III directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2023. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Messrs. Aaron Hodari and John Dolan are Class I directors; Ms. Marcy Schwab and Messrs. A.J. Dunklau and Mike Gill are Class II directors; and Ms. Luvleen Sidhu and Mr. Brent Hurley are Class III directors.

Director/Nominee(1)	Age	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Luvleen Sidhu*	37	III	2023
Brent Hurley*	44	III	2023		Chair	✓
Marcy Schwab	51	II	2025	✓
A.J. Dunklau	40	II	2025	✓
Mike Gill	71	II	2025		✓	Chair
John Dolan	66	I	2024	Chair
Aaron Hodari	36	I	2024

____________

*        Indicates Class III director nominees

(1)      This column reflects the current directors and nominees on the Board of Directors.

The Board of Directors has nominated two directors (upon the recommendation of the nominating and corporate governance committee), Ms. Sidhu and Mr. Hurley, for election as Class III directors. If elected at the Annual Meeting, each of Ms. Sidhu and Mr. Hurley would serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until his or her death, resignation or removal. Neither Ms. Sidhu and Mr. Hurley is being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Both Ms. Sidhu and Mr. Hurley have indicated their willingness to continue to serve if elected and have consented to be named as a nominee. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.

The directors will be elected by a plurality of the votes cast at the meeting, which means that the two nominees receiving the highest number of votes will be elected. Any shares not voted, whether by withheld authority, broker non-votes, abstention or otherwise, will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors.

The Board of Directors recommends a vote “FOR” the election of all the nominees whose names are set forth on the following pages. A stockholder can vote for or withhold his or her vote from each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the Class III director nominees named will be unable or unwilling to serve.

Information about the Nominees and Directors

Biographical information with respect to the Class III nominees up for election at the Annual Meeting, as well as each of the other directors, and such person’s qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class III Directors

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Chair
Luvleen Sidhu(2)	Founder, Chief Executive Officer and Chair	Class III director since Business Combination; term expires 2023	Founder, Chief Executive Officer and Chair of BM Technologies, Inc. from January 2021 to present.	None.
Founder, Chief Executive Officer and President of BankMobile Technologies, Inc. from 2020 to 2021.
Founder, Chief Strategy Officer and President of BankMobile Technologies, Inc. from 2014 to 2020.
Independent Director
Brent Hurley	Director	Class III director since Business Combination; term expires 2023	Serial investor	None.

____________

(1)      The address for each of Ms. Sidhu and Mr. Hurley is c/o 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087.

(2)      Ms. Sidhu is not considered an independent director because of her position with the Company.

Chair

Luvleen Sidhu has served as our Founder, Chief Executive Officer and Chair since our Business Combination, and was the youngest female Founder and CEO to take a company public at the time of listing when she took BM Technologies public in 2021 (NYSE: BMTX). From 2020 to 2021, she served as Founder, Chief Executive Officer and President of our predecessor, BankMobile Technologies, Inc. and from February 2014 to 2020, served as Founder, Chief Strategy Officer and President of BankMobile. Ms. Sidhu earned her MBA from the Wharton School of Business of the University of Pennsylvania and her bachelor’s degree from Harvard University. After graduating from Harvard and Wharton she was a management consultant at Booz & Company in their financial services practice. Ms. Sidhu is a recognized leader in the industry and was named one of Crain’s New York Business 2020 40 Under 40 and a “Rising Star in Banking & Finance” and “New York Business 2021 Notable Women on Wall Street.” She was included in Innovative Finance’s “Women in FinTech Powerlist 2020,” named one of PaymentsSource’s “Most Influential Women in Payments: Next” in 2021, recognized by Banking Northeast as one its New York Women in Banking in 2021, and received the honor of Fintech Woman of the Year by Lendit Fintech for 2019 and again in February 2022 — the first ever two-time winner. Before attending business school at Wharton, she was an analyst at Neuberger Berman and also worked as a director of corporate development at Customers Bank. While at Customers Bank, Ms. Sidhu introduced several growth projects, including partnering with a New York City-based start-up to improve the banking experience through innovative technology. Ms. Sidhu has been featured regularly in the media including CNBC, Bloomberg Radio, Yahoo Finance, Fox News Radio, The Wall Street Journal, Forbes.com, American Banker, Crain’s New York, and FoxNews.com, among others. We believe that Ms. Sidhu is qualified to serve as a member of our Board of Directors based on her extensive experience creating and developing the BMTX (formerly known as BankMobile) platform since our inception and her fintech experience and insights.

Independent Director

Brent Hurley has served as our director since the Business Combination. Since July 2016, Mr. Hurley has been a serial angel investor in various technology start-up companies and participated in multiple venture funds. Mr. Hurley has been a member of MFA Investor Holdings, the sponsor of MFAC, since 2018. From January 2015 to June 2016, Mr. Hurley was Chief Executive Officer and Co-founder of SayMore, a social network start-up company. From November 2011 to January 2015, Mr. Hurley served as Chief Financial Officer of MixBit, Inc. (previously AVOS Systems), a multinational consumer technology company backed by GV (formerly Google Ventures) and NEA. Prior to that, Mr. Hurley was a founding team member of YouTube for four years until its sale to Google, serving as Director of Finance and Operations from 2005 to 2007 and, following the sale to Google, Manager on the YouTube Strategic Partnerships Team. Prior to that, Mr. Hurley was a buyside securities trader and portfolio accountant at Fisher Investments. Mr. Hurley began his career as an intern at PayPal, Inc. when it had less than 25 employees. Mr. Hurley served on the board of directors of MixBit, a private company, from 2014 to 2018, and has served two 3-year terms on the Board of Trustees at Albright College, and one term on the Harvard Business School Alumni Board. Mr. Hurley earned his BS in Finance & Philosophy from Albright College and his MBA from Harvard Business School. We believe that Mr. Hurley is qualified to serve as a member of our Board of Directors based on his extensive experience investing in and developing technology start-up companies and his finance and accounting experience.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Directors
Marcy Schwab	Director	Class II director since Business Combination; term expires 2025	President and Founder of Inspired Leadership, LLC, a consulting, leadership advisory, and executive coaching services firm.	None.
A.J. Dunklau	Director	Class II director since Business Combination; term expires 2025

General Manager Lightbox, a due diligence, risk management and workflow solution provider from January 2021 to present.

CEO of Megalith Financial Acquisition Corp., a special purpose acquisition company, from 2017 to January 2021.

Chief Strategy Officer of AGDATA, LP, an information technology & services company, from April 2016 to 2017.

None.

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Mike Gill	Director	Class II director since Business Combination; term expires 2025	Retired attorney 2016-present.	None.

____________

(1)      The address for each of Ms. Schwab and Messrs. Dunklau and Gill is c/o 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087.

Independent Directors

Marcy Schwab has served as our director since the Business Combination. Ms. Schwab is the President of Inspired Leadership, LLC, which she founded in 2012. Inspired Leadership, LLC provides consulting, leadership advisory, and executive coaching services to Fortune 500 companies, start-ups, federal, state and local agencies and not-for-profits. Ms. Schwab has also served as principal at thoughtLEADERS, LLC since 2016. From July 2019 to September 2020, Ms. Schwab served of chief of staff to the CEO of Reserve Trust Company part time, and served as Vice President of Retail Banking at Sallie Mae from 2010 to 2012. Ms. Schwab served in various roles at Capital One, including Senior Vice President, Consumer Segment Lending from 2008 to 2009, Vice President of Direct Banking from 2007 to 2008, and Senior Business Director of Internet Card from 1998 to 2007. Ms. Schwab brings over 25 years of experience as a senior executive, consultant, facilitator, and leadership coach. Ms. Schwab earned an MBA from The Wharton School of Business and a Bachelor of Science in Engineering from the University of Pennsylvania. We believe that Ms. Schwab is qualified to serve as a member of our Board of Directors based on her experience as a senior leader at several consumer focused financial services companies.

A.J. Dunklau has served as our director since the Business Combination and until the Business Combination served as President of Megalith since its inception, and served as Chief Executive Officer of Megalith from May 5, 2020 to January 2021. Since January 2021, Mr. Dunklau has served as General Manager of LightBox, a provider of due diligence, risk management, location intelligence and workflow solutions. From 2011 through 2017, Mr. Dunklau was an executive at AGDATA, LP, a provider of payment facilitation, information services, and software, which was sold to Vista Equity Partners in 2014. From 2016 to 2017 Mr. Dunklau served as AGDATA’s Chief Strategy Officer and from 2014 to 2016 he served as its Head of Product Management. From 2012 to 2014, Mr. Dunklau served as AGDATA’s Executive Vice President and General Manager of Industry Platforms, and prior to that served as Director of Business Development. From 2005 to 2011, he worked as a management consultant at A.T. Kearney, where he consulted on global projects across a range of industries, including financial services. Mr. Dunklau received his Bachelor of Science in Business Administration from Washington University in St. Louis and an MBA from the Harvard Business School. We believe that Mr. Dunklau is qualified to serve as a member of our Board of Directors based on his financial and technology experience, and experience advising, developing and growing financial services companies.

Mike Gill has served as our director since the Business Combination. Mr. Gill is a retired attorney who worked as Managing Director Global Complex Contracting at Accenture LLP from 2003 to October 2016. At Accenture LLP, Mr. Gill headed up a team of over 160 attorneys worldwide, specializing in technology, digital, outsourcing, and systems integration transactions and helping to negotiate and close large and complex customer-facing contracts across the world, including in the financial services industry. Prior to working at Accenture, Mr. Gill practiced as a transactional attorney for over 25 years in Kansas City, Missouri specializing in professional services providers, including consultants, accountants, architects and attorneys. Mr. Gill also has experience in commercial litigation, including malpractice and securities law defense. Mr. Gill earned his BS in Business from University of Missouri and his JD from University of Missouri School of Law. We believe that Mr. Gill is qualified to serve as a member of our Board of Directors based on his legal experience, experience within the financial services industry and significant experience structuring and negotiating complex transactions both domestically and globally.

Class I Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Director
John Dolan	Director	Class I director since May 2022; term expires 2024	Founder and Manager of Dolan Financial Solutions, LLC, a business strategy and financial consulting firm and loan broker.	Chairman of Atlantic Coast Financial Corporation until 2018.
Non-independent Director
Aaron Hodari	Director(2)	Class I director since Business Combination; term expires 2024	Managing Director of Schechter Private Capital, LLC, an investment management company.	None.

____________

(1)      The address for each of Messrs. Dolan and Hodari is c/o 201 King of Prussia Road, Suite 650, Wayne, Pennsylvania 19087.

(2)      Mr. Hodari is not considered an independent director because of his employment with a significant shareholder of the Company.

Independent Director

John Dolan has served as our director since May 2022. Since 2018, Mr. Dolan has served as Founder and Manager of Dolan Financial Solutions, LLC, a business strategy and financial consulting firm and loan broker. From 2015 to 2017, Mr. Dolan was the Founder and Managing Member of Dolan Finance, LLC. Mr. Dolan was Chairman of the Board of Directors of Atlantic Coast Financial Corporation (Nasdaq: ACFC) from 2016 until its acquisition by Ameris Bancorp in 2018. During that time, he also served as Chairman of ACFC’s Audit Committee. From 1980 to 2011, Mr. Dolan was employed by First Commonwealth Financial Corporation (NYSE: FCF) and its predecessor (First Commonwealth) headquartered in Indiana, Pennsylvania. Mr. Dolan most recently served as the President and Chief Executive Officer of First Commonwealth after serving as its Chief Financial Officer for twenty years and was also a director from 2007 to 2011. In these roles, he helped transform First Commonwealth from a bank with $200 million in assets to a publicly traded bank holding company with $6 billion in assets. Throughout his banking tenure, Mr. Dolan was active in industry groups such as the Financial Services Roundtable, Pennsylvania Bankers Association, and the American Bankers Association. Mr. Dolan is an active angel investor and is experienced in economic development and assisting early-stage companies during their development. He serves on the board of directors of Pratter, Inc., an early-stage company that provides transparency to reduce healthcare costs and has served on several not-for profit boards. Mr. Dolan earned his B.S. in Business Administration with a specialization in accounting from West Liberty University. We believe that Mr. Dolan is qualified to serve as a member of our Board of Directors based on his extensive experience serving banks and financial services companies and experience serving on boards of directors, including on the audit committee, and his substantial industry knowledge.

Non-independent Director

Aaron Hodari has served as our director since the Business Combination. Mr. Hodari, a CFP and CIMA, is a Managing Director of Schechter Private Capital, LLC. Aaron Hodari heads the firm’s branch of Private Capital, including deal sourcing, due diligence, deal structuring, and market opportunity identification, and investor relations. Aaron also works directly with ultra-high net worth families bringing them institutional quality investment management and advanced financial planning solutions. He is also instrumental in the development of correlated and non-correlated investment alternatives at Schechter, helping identify investment allocations and manager selection. Prior to joining Schechter, Aaron worked at BlackRock Financial Management in the Institutional Account Management group where he managed relationships with institutional investors including pension funds, foundations & endowments, and family offices. While there, he specialized in customized fixed-income solutions, commodities, and hedge funds. Aaron graduated from the University of Michigan, where he majored in economics and played lacrosse. He is a member of the CAIS Advisory Council. We believe that Mr. Hodari is qualified to serve as a member of our Board of Directors based on his financial and investment management expertise.

CORPORATE GOVERNANCE

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Company’s website. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and officers on the same website.

Board Composition

Our business affairs are managed under the direction of our Board. Our Board consists of seven members, at least a majority of whom qualify as independent within the meaning of the independent director guidelines of the NYSE American. Ms. Sidhu and Mr. Hodari are not considered independent.

Our Board is divided into three staggered classes of directors. At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•        the Class I directors are Aaron Hodari and John Dolan, and their terms will expire at the annual meeting of stockholders to be held in 2024;

•        the Class II directors are A.J. Dunklau, Marcy Schwab, and Mike Gill, and their terms will expire at the annual meeting of stockholders to be held in 2025; and

•        the Class III directors are Luvleen Sidhu and Brent Hurley, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Our Charter provides that the Company’s Board will consist of one or more members, and the number of directors may be increased or decreased from time to time by a resolution of the Company Board. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Company Board may have the effect of delaying or preventing changes in control of the Company.

Each of the Company’s officers serves at the discretion of the Company Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There are no family relationships among any of the directors or officers of the Company. The Company Board has appointed Mike Gill as lead director to help management coordinate with the independent directors.

Director Independence

The Company’s Common Stock is listed on the NYSE American. Under the NYSE American rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the NYSE American rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the NYSE American rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE American. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the NYSE American rules.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE American, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE American, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that John Dolan, Mike Gill, Brent Hurley, A.J. Dunklau, and Marcy Schwab will be considered “independent directors” as defined under the listing requirements and rules of the NYSE American and the applicable rules of the Exchange Act.

Board Leadership Structure

We believe that the structure of our Board and its committees will provide strong overall management of the Company.

Committees of the Company Board

The Company Board has an audit committee, compensation committee and nominating and corporate governance committee. The composition and responsibilities of each of the committees of the Board of Directors is described below. Members serve on these committees until their resignation or until as otherwise determined by the Company Board.

Audit Committee

Each of the members of the Company’s audit committee satisfies the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of the NYSE American. The Company also determined that Mr. Dolan qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the NYSE American. The Company’s audit committee is responsible for, among other things:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Company Board has adopted a written charter for the audit committee, which is available on the Company’s website.

Compensation Committee

Each of the members of the Company’s compensation committee meet the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE American. The Company’s compensation committee is responsible for, among other things:

•        reviewing, approving and determining the compensation of the Company’s officers and key employees;

•        reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Company Board or any committee thereof;

•        administering the Company’s equity compensation plans;

•        reviewing, approving and making recommendations to the Company Board regarding incentive compensation and equity compensation plans; and

•        establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.

The Company Board has adopted a written charter for the compensation committee, which is available on the Company’s website.

Nominating and Corporate Governance Committee

Each of the members of the nominating and corporate governance committee meet the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE American. The nominating and corporate governance committee is responsible for, among other things:

•        identifying, evaluating and selecting, or making recommendations to the Company Board regarding, nominees for election to our Board and its committees;

•        evaluating the performance of our Board and of individual directors;

•        considering, and making recommendations to the Company Board regarding, the composition of our Board and its committees;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of the corporate governance practices and reporting;

•        reviewing related person transactions; and

•        developing, and making recommendations to the Company Board regarding corporate governance guidelines and matters.

Our Board has adopted a written charter for the nominating and corporate governance committee, which is available on our website.

Code of Conduct and Ethics

We have posted our Code of Conduct and Ethics and expect to post any amendments to or any waivers from a provision of our Code of Conduct and Ethics on our website.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the Company’s compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Company Board.

Related Person Policy of the Company

The Company has adopted a formal written policy providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to the exceptions described below.

A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involves exceeds the lesser of $120,000 or 1% of our average total assets. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy will require that, in determining whether to approve, ratify or reject a related person transaction, our nominating and corporate governance committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of our stockholders, as our nominating and corporate governance committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Our nominating and corporate governance committee has determined that certain transactions will not require the approval of the nominating and corporate governance committee, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Director Attendance

Each director is strongly encouraged to attend each annual meeting of stockholders. All directors attended the 2022 annual meeting of stockholders, which was held virtually.

Our corporate governance guidelines provide that directors should be prepared for and attend Board meetings and actively participate in Board discussions. The Board met five times in 2022. Each director attended at least 70% of all board and committee meetings for which the director was a member.

EXECUTIVE OFFICERS

Our executive officers are appointed annually and serve at the pleasure of the Board. The following sets forth the name, age as of the record date, position(s) with the Company and selected biographical information for our executive officers. The biography of Ms. Sidhu is provided above under “Proposal No. 1: Election of Class III Directors.”

Name	Age	Position
Luvleen Sidhu	37	Founder, Chief Executive Officer and Chair
Rajinder Singh	51	Co-Chief Executive Officer
James Donahue	52	President
James Dullinger	51	Chief Financial Officer

Rajinder Singh has served as our Co-Chief Executive Officer since March 2023. From January 2023 to March 2023, he served on our Board of Directors. Mr. Singh worked in the investment banking practice of Raymond James for more than 20 years, including most recently as Vice Chairman — Investment Banking from 2017 to 2023. During his career, Mr. Singh managed over 150 investment banking transactions, including M&A transactions, debt and equity financings, balance sheet recapitalizations, in and out-of-court restructurings, financial opinions, and valuations. Mr. Singh holds FINRA Series 7 and 63 licenses in addition to being a Certified Public Accountant (NJ inactive). He earned an MBA from the University of North Carolina at Chapel Hill and a BS in Accounting from Rutgers University.

James Donahue has served as our President since January 2023. From 2020 to January 2023, he served as our Executive Vice President and Chief Technology Officer. He has a 25-year career in financial services, starting at ADP Brokerage before it spun out in 1998 to create BISYS, which was ADP’s entry into the banking system. He also served in senior positions at Finastra as well as First Republic Bank before joining the Company.

James Dullinger has served as our Chief Financial Officer since January 2023 and our Chief Accounting Officer since March 2022. From 2020 to 2022, he served as Chief Financial Officer at a publicly traded provider of Internet of Things (IoT) services and technologies. Previously, Mr. Dullinger served for more than 14 years in senior accounting and finance leadership roles at several publicly traded and private equity owned startup and middle-market technology, e-commerce, and investment services companies. Mr. Dullinger began his career in public accounting with 10 years of combined experience at PwC and KPMG, providing audit and other assurance services to complex publicly traded companies operating within the banking and investment services industries. A Certified Public Accountant (PA), he holds an MBA from Georgetown University McDonough School of Business and a BBA in Accounting from Temple University.

EXECUTIVE COMPENSATION

The following sets forth information about the compensation paid to or accrued by our principal executive officer and our two other most highly compensated persons serving as executive officers for the period ended December 31, 2022. These executives are referred to as our Named Executive Officers (“NEO”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(3)	Stock Awards ($)(4)		Option Awards ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
Luvleen Sidhu	2022	$300,000	$59,997		$—	$240,000	$8,100	$608,097
Founder, Chief Executive Officer and Chair	2021	$284,808	$16,030,184	(6)	$—	$—	$8,544	$16,323,536
James Donahue	2022	$275,000	$55,001		$—	$110,000	$8,100	$448,101
President	2021	$259,808	$981,477		$—	$25,000	$8,100	$2,204,763
Robert Diegel(1)	2022	$275,000	$55,001		$—	$110,000	$8,100	$448,101
Former Chief Operating Officer	2021	$259,808	$1,912,161	(6)	$—	$25,000	$7,794	$2,204,763
Robert Ramsey(2)	2022	$275,000	$55,001		$—	$110,000	$8,100	$448,101
Former Chief Financial Officer	2021	$259,808	$1,099,360	(6)	$—	$25,000	$7,794	$1,391,962

____________

(1)      Effective March 9, 2023, Mr. Diegel terminated his employment agreement.

(2)      On March 31, 2023, Mr. Ramsey’s employment ended.

(3)      On August 5, 2021, Ms. Sidhu’s salary was increased from $275,000 to $300,000, and Mr. Diegel and Mr. Ramsey’s salaries were each increased from $250,000 to $275,000. Mr. Donahue was appointed as President on January 26, 2023 with a base salary of $300,000.

(4)      In connection with the Company’s divestiture, on January 4, 2021 Customers Bancorp awarded 809,248 restricted shares to Ms. Sidhu, 96,339 restricted shares to Mr. Diegel, and 57,805 restricted shares to Mr. Ramsey. Effective September 30, 2021, the Board of Directors of the Company granted 250,000 service-based and 250,000 performance-based RSUs to Ms. Sidhu, 40,000 service-based and 40,000 performance-based RSUs to Mr. Donahue, 30,000 service-based and 30,000 performance-based RSUs to Mr. Diegel, and 15,000 service-based and 15,000 performance-based RSUs to Mr. Ramsey. Effective March 11, 2022, the Board of Directors of the Company granted 6,557 service-based RSUs to Ms. Sidhu, 6,011 service-based RSUs to Mr. Donahue, 6,011 service-based RSUs to Mr. Diegel, and 6,011 service-based RSUs to Mr. Ramsey.

(5)      All other compensation reflects a 401(K) match.

(6)      Includes one-time restricted stock granted by Customers Bancorp at a grant price of $14.87 per share as severance in exchange for building (and in the case of Ms. Sidhu, founding) BM Technologies, and for the value created in connection with the Business Combination.

Narrative Disclosure to the Summary Compensation Table

The compensation paid to Ms. Sidhu, Mr. Donahue, Mr. Diegel, and Mr. Ramsey in 2022 and 2021 consisted of base salary, certain cash bonus incentive compensation, stock awards for past contributions and future performance over the next 3-5 years, and a 401(K) match.

Executive Compensation Program Overview

Elements of Total Direct Compensation and Alignment with Performance

Our executive compensation programs are designed to attract and retain key talent to pursue strategies and implement business plans that promote growth and motivate long-term shareholder value creation. The key components of our NEO’s total direct compensation consist of base salary, annual incentives, and long-term incentives (“LTI”). Target total direct compensation for each NEO is benchmarked relative to similarly-sized companies within the consumer finance and application software industries. Each element of annual and long-term incentive compensation is tied to performance and is closely linked to our strategy, growth model, financial objectives and ultimately to continued value creation for our shareholders.

Total Direct Compensation Element	Pay Element	Performance Measures	Strategy and Performance Alignment
Base Salary	Cash	• Individual performance • Contributions based on scope of the role	• Positioned within an appropriate range of market median based on individual performance and contributions
Annual Incentive	Cash or Equity	• Company-wide financial measures and consideration of individual performance	• Rewards annual accomplishment of key financial objectives
Long-Term Incentive	Performance-Based Restricted Stock Units (”PBRSUs”)	• Market Cap Growth • Core EBITDA Growth	• Align executives with shareholder value creation, such that no PBRSUs are earned unless shareholder expectations for growth are met or exceeded
	Time-Based Restricted Stock Units (“TBRUs”)	• Stock Price Appreciation	• Encourages retention of executives, alignment with shareholder value

Target Compensation is at or Below 25th Percentile vs. Market

In setting target compensation levels for the NEOs, the Compensation Committee reviews publicly disclosed data provided by its compensation consultant, Pearl Meyer, with respect to companies within the consumer finance and application software industries, with annual revenues within a reasonable range of BM Technologies. In setting target compensation levels, the Compensation Committee considers this data as well as BM Technologies’ compensation philosophy, which emphasizes at risk incentive compensation in the form of annual and long-term incentives. Versus the compensation data, aggregate base salaries for the NEOs were positioned below the 25th percentile, and the 2023 long-term incentive grants (which are further described below) were positioned at the 25th percentile.

Significant Percentage of Executive Pay is At Risk and Set to Robust Financial Targets

Since NEO compensation is paid primarily in the form of annual and long-term incentive awards, a significant percentage of executive pay is at risk and variable based on the annual and long-term performance of the Company. Performance-Based Restricted Stock Units (“PBRSUs”), which comprise 50% of the long-term incentive award, will only be paid if 3 to 5-year financial targets are achieved. Time-Based Restricted Stock Units (“TBRSUs”), which comprise the remaining 50% of the long-term incentive award and vest ratably over a three- or four-year period, derive their value directly from the Company’s common stock price appreciation, which in the long-term, reflects Company performance and is directly linked to shareholder returns.

•        Performance-Based Restricted Stock Units:    Will not be paid/earned if the Company’s performance does not meet the threshold performance requirement for the three to five-year period. For the PBRSUs granted in fiscal year 2023, the threshold performance requirement includes doubling the market capitalization (as of the grant date) and increasing Core EBITDA by 40% over 2022, which represents 3-year compound annual growth rates of 26% and 12%, respectively.

•        Time-Based Restricted Stock Units:    Value can decline significantly from the grant date to the extent that Company performance declines and common stock price falls.

Long-Term Incentive Program Overview

The Company has periodically granted long-term incentives to NEOs from the 2020 Equity Incentive Plan (the “2020 Plan”) in the form of PBRSUs, which are tied to the achievement of Company financial objectives over a three-year to five-year period, and TBRSUs, which vest ratably over a four-year period. The PBRSUs are subject to the achievement of targeted growth levels of the Company’s market capitalization and Core EBITDA.

The Company made LTI awards under the 2020 Plan to NEOs in fiscal years 2021 and 2023. In fiscal year 2022, BM Technologies did not provide any LTI awards to NEOs; the amounts provided in the Stock Awards column of our Summary Compensation table for 2022 represent the portion of the annual bonus that was paid in TBRSUs, which vest ratably over a three-year period.

On March 31, 2023, the Company granted the following LTI awards to Ms. Sidhu, Mr. Donahue, and Mr. Dullinger. Subject to the approval of Proposal 2 by shareholders, the Company also intends to grant the following TBRSUs and PBRSUs to Mr. Singh. For each of the LTI awards, we have shown the grant date fair value (accounting value on the date of grant) as well as the grant date fair value annualized over the vesting periods of the TBRSUs and PBRSUs (four years and three years, respectively). As our LTI program has provided for periodic, rather than regular annual grants, the Compensation Committee believes this is an important metric to consider with respect to the total annualized value of the program at target levels of performance.

A significant proportion of the LTI awards for the executive team are subject to the achievement of market capitalization and Core EBITDA goals; and to the extent that the goal levels under the outstanding PBRSUs are not achieved during the service period, the awards are forfeited.

		2023 LTI Grants		Grant Date Fair Value(3)		Annualized Value at Grant(1)
Executive Name	Title	TBRSUs	PBRSUs
Luvleen Sidhu	Chief Executive Officer	100,000	100,000	$645,500		$185,833
Rajinder Singh(2)	Co-Chief Executive Officer	250,000	250,000	$1,613,750	(4)	$464,583	(4)
James Donahue	President	75,000	75,000	$484,125		$139,375
James Dullinger	Chief Financial Officer	30,000	30,000	$193,650		$55,750

____________

(1)      Grant Date Fair Value annualized over the vesting periods of the TBRSUs (four years) and PBRSUs (three years).

(2)      Represents a planned LTI award to Mr. Singh, subject to shareholder approval, as provided in the 2020 Equity Incentive Plan Amendment proposal.

(3)      Grant date fair value assumes stock price of $3.52 for TBRSUs and 50% of PBRSUs subject to Core EBITDA goal, and Monte-Carlo valuation of $2.35 for 50% of PBRSUs subject to Market Capitalization goal. The actual grant date fair value to be based on the closing stock price and valuation on the grant date.

(4)      The actual grant date of Mr. Singh’s RSUs will be determined following the 2023 Annual Meeting.

Employment Agreements

We currently have employment agreements in place with Ms. Sidhu, our Founder, Chief Executive Officer and Chair, Rajinder Singh, our Co-Chief Executive Officer, James Donahue, our President, and James Dullinger, our Chief Financial Officer.

Ms. Sidhu’s and Mr. Singh’s employment agreements each have a term of two years; provide for immediate vesting of any equity incentive interests if terminated by the Company without cause or terminated by the executive for good reason; and automatically renew thereafter for successive two year periods unless either the Company or the executive give written notice to the other at least sixty (60) days prior to the end of the applicable term. Mr. Donahue’s and Mr. Dullinger’s employment agreements each have a term of one year; provide for immediate vesting of any equity incentive interests if terminated by the Company without cause or terminated by the executive for good reason; and automatically renew thereafter for successive one year periods unless either the Company or the executive give written notice to the other at least sixty (60) days prior to the end of the applicable term.

Ms. Sidhu, Mr. Singh, Mr. Donahue and Mr. Dullinger are each entitled to receive an annual base salary of at least $350,000, $325,000, $300,000 and $275,000, respectively, pursuant to their respective employment agreement, and incentive compensation in an amount, in such form, and at such time as approved by our Board. Such incentive compensation may take the form of cash payments, stock, stock appreciation awards, restricted stock units or stock options.

Each executive is entitled to receive severance compensation in the event of a termination of the executive’s employment by the Company without cause or by the executive for good reason in an amount equal to the sum of the executive’s then-current base salary plus the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match of any deferred compensation) provided to the executive with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination, for the greater of two (2) years (in the case of Ms. Sidhu and Mr. Singh) or one (1) year (in the case of Mr. Donahue and Mr. Dullinger) or the period of time remaining in the applicable term, paid in equal installments on the normal pay dates following separation from service with the Company, subject to execution of a release of claims. Each executive is also eligible for employee benefits and shall be entitled to a fraction of any bonus for the fiscal year of the Company within which such executive’s termination of employment occurs which, based upon the criteria established for such bonus, would have been payable to the executive had the executive remained employed through the date of payment.

2020 Plan

Our 2020 Plan, which became effective upon the closing of the Business Combination, provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards. Additionally, the 2020 Plan provides for the grant of performance cash awards. ISOs may only be granted to employees. All other awards may be granted to employees, including officers, non-employee directors and consultants of the Company and its affiliates. The Plan Administrator can structure awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain performance goals during a designated performance period.

Initially, the aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the 2020 Plan after the 2020 Plan became effective was not to exceed 10% of the issued and outstanding shares of our common stock immediately after the closing of the Business Combination. If Proposal No. 2 is accepted, the aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Equity Incentive Plan would approximate 20% of the issued and outstanding shares of our common stock as of the record date.

The maximum number of shares of Common Stock subject to awards granted under the 2020 Plan or any other equity plan maintained by us during any single fiscal year to any non-employee director, taken together with any cash fees paid to the director during the year, will not exceed $300,000 in any calendar year.

Director Compensation

Our Board adopted, non-employee director compensation plan provides that we pay our non-employee directors an annual fee of $20,000, paid in quarterly installments. We also reimburse our directors for their reasonable out of pocket expenses related to their services as a member of our board of directors. In addition, our non-employee directors are also eligible to receive shares of stock pursuant to the 2020 Plan.

The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2022 by each of our non-employee directors:

Name	Fees Paid in Cash ($)	Fees Paid in Stock ($)	Total ($)
John Dolan	$15,000	$6,180	$21,180
Mike Gill	$25,000	$6,180	$31,180
Aaron Hodari	$25,000	$6,180	$31,180
Brent Hurley	$25,000	$6,180	$31,180
A.J. Dunklau	$25,000	$6,180	$31,180
Marcy Schwab	$25,000	$6,180	$31,180
Pankaj Dinodia(1)	$10,000	$0	$10,000

____________

(1)      Mr. Dinodia departed the Board of Directors on June 15, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of our average total assets, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.” For the purposes of this section, “Megalith” refers to Megalith Financial Acquisition Corp. prior to the Business Combination.

Related Person Policy

Our code of ethics requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving us.

In addition, our audit committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all the members of the audit committee is required to approve a related party transaction.

Customers Bank

Prior to the Business Combination, we were a wholly-owned subsidiary of Customers Bank, which is the wholly-owned bank subsidiary of Customers Bancorp, Inc.

Luvleen Sidhu is the daughter of Jay Sidhu. Ms. Sidhu has served as our Founder and Chief Executive Officer since 2020 and was previously our Founder, President and Chief Strategy Officer.

Jay Sidhu is the Chairman & CEO of Customers Bancorp and Executive Chairman of Customers Bank. He also served the Executive Chairman of the board of directors of Megalith through August 7, 2020, and was a controlling member of the Sponsor.

Samvir Sidhu is Vice Chair and President of Customers Bancorp and President and CEO of Customers Bank. He also served on the board of directors of Megalith and was a member of the Sponsor. Mr. Samvir Sidhu is the son of Mr. Jay Sidhu and brother of Ms. Sidhu.

Deposit Servicing Agreements

On January 4, 2021, we entered into a Deposit Processing Services Agreement with Customers Bank, which provided that Customers Bank would establish and maintain deposit accounts and other banking services in connection with customized products and services offered by us, and we would provide certain other related services in connection with the accounts. Customers Bank retained any and all revenue generated from the funds held in the deposit accounts, and in exchange, paid us a 3% servicing fee based on average monthly deposit balances, subject to certain contractual adjustments, and a monthly interchange fee equal to all debit card interchange revenues on the demand deposit accounts.

On November 7, 2022, the Company and Customers Bank entered into the DPSA Amendment to extend the Deposit Servicing Agreement termination date to the earlier of the Company’s successful completion of the transfer of the Company’s serviced deposits to a new partner bank or June 30, 2023. The DPSA Amendment also removed Customers Bank’s obligation to pay certain interchange revenues. The other terms of the Deposit Servicing Agreement remained in effect through the new termination date. On March 22, 2023, the Company signed the DPSA Second Amendment, which, among other things, extended the termination date of the Deposit Processing Services Agreement until the earlier of (i) the transfer of the Company’s serviced deposits to a sponsor bank; or (ii) June 30, 2024; and revised the fee structure of the Deposit Processing Services Agreement. The other terms of the Deposit Processing Services Agreement, as amended by the DPSA Amendment, remain in effect through the new termination date.

On March 22, 2023, the Company and Customers Bank entered into the 2023 Deposit Servicing Agreement, under which, effective March 31, 2023, the Company will perform, on behalf of Customers Bank, Customer Bank’s services, duties, and obligations under an agreement by and between Customers Bank and a BaaS partner that are not required by Applicable Law (as defined in the 2023 Deposit Servicing Agreement) to be provided by an FDIC insured financial institution. The obligations of the Company and Customers Bank under the 2023 Deposit Servicing Agreement are similar to those under the Deposit Processing Services Agreement; provided, however, that (i) as of March 31, 2023, the 2023 Deposit Servicing Agreement and not the Deposit Processing Services Agreement shall govern the terms, conditions, roles, responsibilities, duties, and obligations of the Company and Customers Bank with respect to the agreement with the BaaS partner and the Depositor Accounts (as defined in the 2023 Deposit Servicing Agreement); (ii) the Deposit Processing Services Agreement is amended to the extent necessary or advisable to effect the same, including, without limitation, such that “Depositor” under the Deposit Processing Services Agreement shall not include any customer of the BaaS partner (as described in the related agreement); and (iii) there is a different fee structure under the 2023 Deposit Servicing Agreement from that set forth in the Deposit Processing Services Agreement. The initial term of the 2023 Deposit Servicing Agreement continues until February 24, 2025, and will automatically renew for additional one-year terms unless either party gives written notice of non-renewal at least 180 days prior to the expiration of the then-current term. The 2023 Deposit Servicing Agreement may be terminated early by either party upon material breach, upon notice of an uncured objection from a regulatory authority, or by the Company upon 120 days’ written notice upon the satisfaction of certain conditions.

As compensation under the 2023 Deposit Servicing Agreement, Customers Bank retains any and all revenue generated from the funds held in the deposit accounts, and Customers Bank will pay the Company monthly servicing fees as set forth in the 2023 Deposit Servicing Agreement. In addition, the Company will have the right to retain all revenue generated by or from the Depositor Accounts (as defined in the 2023 Deposit Servicing Agreement), including, but not limited to, fees and all other miscellaneous revenues. The Company also shall retain all fees (including without limitation, interchange fees), and charges generated by its ATMs and from its payment processing services. The Company will be solely liable for any and all fees, expenses, costs, reimbursements, and other amounts that are or may become due and payable under the agreement with the BaaS partner.

Transition Services Agreement

On January 4, 2021, we entered into a Transition Services Agreement with Customers Bank, pursuant to which each party agreed for a period of up to twelve months to provide certain transition services listed therein to the other party. A limited number of these transition services were subsequently extended through March 31, 2022. In consideration for the services, we paid Customers Bank a service fee of $12,500 per month, plus any expenses associated with the services.

The Transition Services Agreement included a provision for providing the Company with assistance in the establishment and administration of a 401(k) plan for the benefit of Company employees. Effective April 9, 2021, the Customers Bank 401(k) plan became a multi-employer plan, as defined by the U.S. Department of Labor in accordance with the Employee Retirement Income Security Act of 1974, covering both the full-time employees of Customers Bank and the Company.

Other

On January 4, 2021, the Company entered into a Software License Agreement with Customers Bank which provides it with a non-exclusive, non-transferable, royalty-free license to utilize our mobile banking technology for a period up to 10 years. The Software License Agreement is cancellable by Customers Bank at any time, without notice, and without penalty, and for any reason or no reason at all. To date, Customers Bank has not utilized the Company’s mobile banking technology and zero consideration has been paid or recognized under the Software License Agreement.

On January 4, 2021, the Company entered into a Non-Competition and Non-Solicitation Agreement with Customers Bank providing that Customers Bank will not, for a period of 4 years after the closing of the divestiture, directly or indirectly engage in the Company’s business in the territory (both as defined in the Non-Competition Agreement), except for white label digital banking services with previously identified parties and passive investments of no more than 2% of a class of equity interests of a competitor that is publicly traded. Customers Bank also agreed not to directly or indirectly hire or solicit any employees of the Company.

On November 29, 2021, the Company entered into an agreement with Customers Bank which terminated the $10.0 million letter of credit and gave the Company the right to any shares that were forfeited as part of the January 4, 2021 Share-Based Compensation Award. During the twelve months ended December 31, 2022, 26,500 forfeited shares were reacquired by the Company from Customers Bank.

Warrant Buyback

On March 1, 2022, the Company reached an agreement to reacquire 1,169,963 Private Warrants at a price of $1.69 per warrant, or a total cost of $2.0 million, from Ms. Sherry Sidhu and Mr. Samvir Sidhu who are immediate family members of our CEO. The repurchase settled on March 11, 2022. The transaction price was established based on the range of market prices during the repurchase conversations and was approved by the Company’s Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of any class of our common stock;

•        all executive officers and directors of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 12,288,439 shares of common stock outstanding as of April 28, 2023. When applicable, the table below includes the Common Stock underlying any Placement Warrants because these securities are exercisable.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 201 King of Prussia Road, Suite 650, Wayne, PA 19087.

Beneficial Ownership Table

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Luvleen Sidhu	611,137	5.0%
Rajinder Singh	—	—
James Donahue	31,664	*
James Dullinger	1,055	*
John Dolan	1,000	*
Mike Gill	2,000	*
Aaron Hodari(1)	11,000	*
Brent Hurley	213,631	1.7%
A.J. Dunklau	113,044	*
Marcy Schwab	2,000	*
All executive officers and directors as a group (11 individuals)	1,024,540	8.3%

Greater than Five Percent Holders:
Schechter Private Capital Funds(2)	3,224,100	23.7%
Pacific Ridge Capital Partners, LLC(3)	662,141	5.3%
Bhanu Choudhrie(4)	1,997,289	14.3%

____________

*        Less than 1%

(1)      Mr. Hodari has indirect interest in the shares of common stock of the Company through his ownership of membership interests in Schechter Private Capital, LLC, but does not have voting or dispositive control over the shares and disclaims ownership of any of the shares of common stock of the Company held by Schechter Private Capital Fund I, LLC. Share amounts are according to Form 4 filed September 27, 2022.

(2)      According to a Form 3 filed with the SEC on February 3, 2021, includes 924,423 shares held by Schechter Private Capital Fund I, LLC — Series Q and 988,176 shares held by Schechter Private Capital Fund I, LLC — Series Q2, 633,892 warrants held by Schechter Private Capital Fund I, LLC — Series Q and 677,609 warrants held by Schechter Private Capital Fund I, LLC — Series Q2. Schechter Private Capital Fund I, LLC is managed by Schechter Private Capital, LLC. Decisions regarding the voting or disposition of the shares held by the foregoing are made by the President of Schechter Private Capital, LLC, Marc Schechter. Mr. Hodari disclaims ownership of any of the shares of common stock of the Company held by Schechter Private Capital Fund I, LLC. The address of Schechter Private Capital Fund I, LLC-Series Q and Schechter Private Capital Fund I, LLC-Series Q2 is 251 Pierce Street, Birmingham, MI 48009.

(3)      According to a Schedule 13G/A filed with the SEC on February 13, 2023, Pacific Ridge Capital Partners, LLC, as investment adviser, has dispositive power over 662,141 shares of common stock. The address of the principal business office of the reporting person is 4900 Meadows Rd, Suite 320, Lake Oswego, OR 97035.

(4)      According to records obtained from the Company’s transfer agent, Mr. Choudhrie is the beneficial owner of 392,769 shares of our common stock and warrants to purchase 1,604,520 shares of the Company’s common stock. Mr. Choudhrie may own additional securities not ascertainable by the Company from the transfer agent’s records.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exceptions: each of Warren Taylor, James Dullinger and John Dolan filed late one Form 3 during the reporting period; James Dullinger filed late one Form 4 with respect to the grant of a restricted stock unit award during the reporting period; each of Andrew Dunklau, Mike Gill, Aaron Hodari, Brent Hurley, Marcy Schwab, Luvleen Sidhu, Robert Ramsey, Robert Diegel, James Donahue, and John Dolan filed late one Form 4 with respect to one transaction in shares of common stock during the reporting period.

PROPOSAL NO. 2
AMENDMENT TO 2020 EQUITY INCENTIVE PLAN

Overview

In this proposal, we are requesting that shareholders approve an amendment (the “Amendment”) to the BM Technologies, Inc. 2020 Equity Incentive Plan (the “2020 Plan,” and together with the Amendment, the “Amended 2020 Plan”). As a result of the continued growth of the Company’s business and its ongoing need to attract and retain highly-qualified employees, the Board of Directors believes that it is desirable and in the Company’s best interests to amend the 2020 Plan, as described in the Amendment. The Amendment, if approved, would increase the total number of shares of our common stock authorized under the 2020 Plan by 1,279,963, from 1,220,037 (the number of shares authorized under the original 2020 Plan) to 2,500,000. The Amendment relates only to the proposed increase in the number of shares authorized and therefore available for awards — no other changes to the 2020 Plan are being proposed. The 2020 Plan was originally approved at the Special Meeting of Shareholders on December 21, 2020. On April 28, 2023, the Board, based on the recommendation of the Compensation Committee, unanimously adopted the Amendment and directed that the Amendment be submitted for shareholder approval at the 2023 Annual Meeting. If shareholders approve the Amendment, the Amendment will go into effect immediately and the terms of the original 2020 Plan, other than the number of shares authorized for awards, will continue in full force and effect. The full text of the 2020 Plan is included in Appendix A to this Proxy Statement and the full text of the Amendment is included in Appendix B to this Proxy Statement.

As of April 28, 2023, the date the Board approved the Amendment (subject to shareholder approval), the number of shares that were available for awards under the 2020 Plan was approximately 124,536, (100,000 of which have been committed for non-executive merit-based awards); however, the issuance of 250,000 TBRSUs and 250,000 PBRSUs, which were committed to our Co-Chief Executive Officer Rajinder Singh as an inducement to him joining the Company, and any additional shares that may be granted under the Plan, are contingent upon shareholder approval of this Proposal 2.

There are no shares available for future awards under any other equity-based compensation plan that the Company had adopted previously. If the Amendment to increase the number of shares available for awards is not approved, it will be difficult for the Board and the Compensation Committee to include equity-based compensation as part of the compensation packages made available to participants at levels the Board and the Compensation Committee believe is necessary to attract and retain highly-qualified employees. If that were to occur, the Board and the Compensation Committee would consider non-equity-based alternatives for compensating participants while maintaining, to the greatest extent possible, the objectives of the Company’s compensation programs. In addition, if the Amendment to increase the number of shares available for awards is not approved, we would be unable to issue RSUs to Mr. Singh and we would be required to find some alternative arrangement to induce him to remain as our Co-Chief Executive Officer. If approved, the Amendment would increase the shares available under the 2020 Plan by 1,279,963 shares, which we estimate would be sufficient for at least 12 months of awards.

500,000 RSUs

On March 24, 2023, our Compensation Committee approved the employment agreement for our Co-Chief Executive Officer, Rajinder Singh, including a commitment to grant 250,000 TBRSUs and 250,000 PBRSUs as an inducement for him to join the Company, which requires the approval by shareholders of Proposal 2. If Proposal 2 is not approved, we will be obligated to find another method of compensation and inducement. We strongly believe that building a franchise of equity ownership among our key executives aligns management and shareholder interests by encouraging the achievement of strategic and financial performance metrics that create shareholder value. Further, by paying these awards in RSUs, half of which are time and service based and vest ratably over four years, and half of which are performance and service based and vest upon satisfaction of certain performance targets within three to five years, we create strong incentives for retention and service.

779,963 Additional Shares

If Proposal 2 is approved, in addition to the contingent RSUs discussed above, the shares available under the 2020 Plan will be increased by an additional 779,963 shares, which we estimate would be sufficient for at least 12 months of awards. As noted above, the ability to pay future incentive and inducement awards is an important aspect of the Company’s compensation program, and we strongly believe that paying equity awards, as opposed to cash, benefits the Company and our shareholders by aligning interests and encouraging retention.

The Amended 2020 Plan provides for the grant of options, including incentive stock options, nonqualified stock options, restricted stock, unrestricted stock, restricted stock units, stock appreciation rights, performance awards (performance shares or performance units), other share or cash-based awards and dividend equivalents to eligible individuals. The basis for participation in the Amended 2020 Plan is the determination by the Compensation Committee that an award to an eligible participant will support the purposes of the plan of promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of our shareholders and the participants in the Amended 2020 Plan, and attracting, motivating and retaining high-performing individuals. Certain of the awards are based on achievement of predefined performance goals, which may include Company performance goals, department performance goals or individual performance goals. In making its determinations, the Compensation Committee may consider the recommendations of management and, in its discretion, may delegate authority to one or more officers of the Company to grant awards to employees who are not “officers” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

Employees, non-employee Directors and consultants of the Company, its subsidiaries and affiliates are eligible to receive awards under the Amended 2020 Plan. As with most companies in our industry, the number of our employees (including employees of our subsidiaries and affiliates) varies over time. As of March 31, 2023, our employee population eligible to receive awards under the Amended 2020 Plan consisted of approximately 210 individuals, including full-time, part-time, temporary and seasonal employees. In addition, our non-employee Directors are eligible to receive awards under the Amended 2020 Plan.

On April 28, 2023, the closing price of our voting common stock on the NYSE American was $3.00.

The Board recommends a vote “FOR” the
Amendment to the 2020 Equity Incentive Plan.

As part of our Compensation Committee’s recommendation to the Board to approve the Amendment, the Compensation Committee considered the following metrics and plan practices. Our equity compensation program aligns the interests of our employees, officers and directors with those of our shareholders. In support of this objective, our Compensation Committee evaluates our historical run rate.

Low Historical Run Rate

Our historical run rate is equal to the number of shares subject to equity awards granted during a period, assuming the target payout for PBRSUs, in proportion to weighted average common shares outstanding. Our run rate at the end of each of the last three fiscal years was 0.77% for fiscal 2022, 6.02% for fiscal 2021, and 0% for fiscal 2020. Our three-year average run rate for fiscal years 2020 through 2022 was 2.26%

Run Rate — 2020 Plan Including Target PBRSUs

Fiscal Year	TBRSUs	PBRSUs	Common Stock	Total	Weighted Average Common Shares Outstanding	Run Rate
2022	85,540	0	6,000	91,540	11,942,000	0.77%
2021	360,100	347,500	6,000	713,600	11,851,000	6.02%
2020	0	0	0	0	6,123,000	0.00%
					3-Year Average Run Rate	2.26%

In evaluating our historical run rate, the Compensation Committee also considers the fact that the PBRSUs are at-risk and subject to the achievement of the financial performance conditions. As none of the PBRSUs had vested as of March 31st, 2023, our 3-year average run rate for fiscal years 2020 through 2022 excluding the PBRSUs was significantly lower, at 1.29%.

Run Rate — 2020 Plan Excluding PBRSUs

Fiscal Year	TBRSUs	PBRSUs	Common Stock	Total	Weighted Average Common Shares Outstanding	Run Rate
2022	85,540	0	6,000	91,540	11,942,000	0.77%
2021	360,100	0	6,000	366,100	11,851,000	3.09%
2020	0	0	0	0	6,123,000	0.00%
					3-Year Average Run Rate	1.29%

The Company also considers our run rate relative to our industry peers. Relative to run-rate benchmarks as provided by shareholder advisory firms, our historical run rates are conservative and well below the median of our industry.

The above run rate figures represent equity grants provided under the 2020 Plan and exclude a one-time grant of 1,317,035 shares in fiscal year 2021 by the Company’s former parent, Customers Bank, in connection with our Business Combination. As these shares represented a one-time grant with respect to the Business Combination, and they are not indicative of the Company’s ongoing annual grant practices.

The following table shows certain information about all outstanding equity awards from previously approved equity plans as of March 31, 2023:

•        124,536 shares were available for future awards (100,000 of these shares have been committed for non-executive merit-based awards, with an expected grant date of May 1st, 2023); and

•        893,478 full value awards were outstanding and unvested.

The Company has not, as of March 31st, 2023, issued any stock options or stock appreciation rights under the 2020 Plan.

The 2020 Plan Incorporates a Number of Best Practices

The proposed Amendment reflects best practices in equity compensation and corporate governance. Highlights from the 2020 Plan are as follows:

•        The 2020 Plan provides for performance awards. The Compensation Committee may issue performance awards that vest upon the accomplishment of performance goals over one year or multiple years. Applicable performance goals and performance periods will be established by the Compensation Committee.

•        Awards issued to executive officers of the Company under the 2020 Plan are subject to a compensation recovery provision. If the Company must restate its financial results, and an officer’s actions or omissions are a significant contributing factor to the cause of the restatement, then the amount of Excess Compensation realized by an executive officer shall be subject to recover by the Company, with Excess Compensation meaning the excess of (i) the actual amount of cash-based or equity-based incentive compensation received by an executive officer over (ii) the compensation that would have been received based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement.

•        The 2020 Plan incorporates a number of compensation and governance practices to protect shareholders’ interests, such as no evergreen feature providing for any automatic increases to the share pool in each year, and no payments of dividend or dividend equivalent on unvested or unearned shares.

Summary of the 2020 Plan

General.    The purposes of the 2020 Plan are to recognize contributions made to the Company and its affiliates by its employees, directors, consultants and advisors, to provide such persons with additional incentive to devote themselves to the future success of the Company and to improve the ability of the Company to attract, retain and motivate individuals upon whom the Company’s sustained growth and financial success depend. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives.

Authorized Shares.    1,220,037 shares of common stock were initially reserved for issuance under the 2020 Plan. As of the record date, 124,536 shares (100,000 of which have been committed for non-executive merit-based awards) remain available to be granted under the 2020 Plan. If the Amendment is approved, an additional 1,279,963 shares of common stock will be available for issuance under the Amended 2020 Plan, 500,000 of which will be granted to our Co-Chief Executive Officer.

If shares covered by an award are not purchased or are forfeited or expire, or otherwise terminate without delivery of any shares subject thereto, then such shares will, to the extent of any such forfeiture, termination, cash-settlement or expiration, be available for future grant under the 2020 Plan. If any options or stock appreciation rights terminate or expire without being fully exercised or are canceled, forfeited or cash-settled, the shares for which the option or stock appreciation right was not exercised may granted again under the 2020 Plan; provided, that to the extent any shares subject to an option or stock-settled stock appreciation right are withheld for payment of the purchase or exercise price or for payment of taxes, such withheld shares will be treated as granted and will not again be available for future grants. If any full-value award is canceled, forfeited or cash-settled, the shares for which such award was canceled, forfeited or cash-settled may be granted again under the 2020 Plan; provided that to the extent shares subject to a full-value award are not actually issued at the time of exercise or settlement, including shares withheld for taxes, such withheld shares will not again be available for future grants.

Adjustments to Shares Subject to the 2020 Plan.    In the event of a stock dividend, extraordinary cash dividend, stock split, recapitalization or other change in the number or class of issued or outstanding securities resulting from a subdivision or consolidation of the Company’s Common Stock and/or other outstanding equity securities or a recapitalization or other capital adjustment affecting the Company’s Common Stock, the administrator (as defined below) has the authority to make appropriate adjustments to the aggregate number of shares and class of shares as to which awards may be granted, the limitations as to grants to non-employee directors, the number of shares covered by each outstanding award and the option price for each related outstanding option and stock appreciation right.

Administration.    The compensation committee of the Company Board will administer the 2020 Plan (referred to as the “administrator”); provided that such committee consist of at least two members of the Company Board, each of whom qualifies as a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as an independent director under the rules of the stock exchange for so long as the Company is a publicly traded corporation. The Company Board may establish one or more committees to administer the 2020 Plan with respect to separate classes of grantees (other than officers subject to Section 16 of the Exchange Act) and the Company Board will act as the administrator with respect to awards made to non-employee directors. Subject to the provisions of the 2020 Plan, the administrator has the power to administer the 2020 Plan, including but not limited to, the authority to (i) direct the Company to grant awards pursuant to the 2020 Plan, (ii) determine the grantees to whom and the times at which awards will be granted, (iii) determine the price at which options are granted, (iv) determine the type of option to be awarded and the number of shares subject to such option, (v) determine the number of shares granted pursuant to each award and (vi) approve the form and terms and conditions of the award documents and of each award. The administrator’s interpretation and construction of any provisions of the 2020 Plan or any award are final, binding and conclusive.

Eligibility.    Awards may be granted to employees, directors, consultants and advisors of the Company and any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.

Stock Options.    Stock options in the form of nonstatutory stock options or incentive stock options may be granted under the 2020 Plan. The administrator determines the number of shares subject to each option. The administrator determines the exercise price of options granted under the 2020 Plan; provided that the exercise price must at least be equal to the fair market value of the Company’s Common Stock on the date of grant. The term of a stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding stock, the term of an incentive stock option must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The grantee may pay the exercise price of an option (i) in cash, (ii) by certified check or (iii) by such method as the administrator approves, including payment through a broker. After the termination of service of a grantee other than due to death or disability, his or her option will remain exercisable for ninety (90) days except as otherwise provided in the award agreement. After the termination of service of a grantee due to death or disability, the option will remain exercisable for 12 months unless otherwise provided in the award agreement. Upon a termination for cause, all options cease to be exercisable immediately on the date of termination and the grantee automatically forfeits all shares for which the Company has not yet delivered the share certificates. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2020 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights.    Stock appreciation rights may be granted under the 2020 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. Unless otherwise provided in an award agreement, in the event that a grantee’s services terminate for any reason other than due to death or disability, any stock appreciation right is forfeited and reacquired by the Company. In the event of a termination due to death or disability, all remaining restrictions with respect to stock appreciation rights immediately lapse unless otherwise provided in an award agreement. The grant price for a stock appreciation right may not be less than 100% of the fair market value per share on the date of grant. Subject to the provisions of the 2020 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.

Restricted Stock Awards.    Restricted stock may be granted under the 2020 Plan. Restricted stock awards are grants of shares of the Company’s Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, consultant or advisor and, subject to the provisions of the 2020 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Company); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant unless the administrator provides otherwise. Recipients of restricted stock awards are not entitled to receive any dividends with respect to such shares until the shares become vested. The administrator may provide that any dividends paid on restricted stock awards must be reinvested in shares of Common Stock, which is subject to the same vesting conditions applicable to the restricted stock awards. Unless otherwise provided in an award agreement, upon a termination of service for any reason other than due to death or disability any unvested restricted stock awards are forfeited and upon a termination due to death or disability all restrictions with respect to any restricted stock awards immediately lapse.

Restricted Stock Units.    Restricted stock units may be granted under the 2020 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of the Company’s Common Stock. Subject to the provisions of the 2020 Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to the Company) and the form and timing of payment. Holders of restricted stock units do not have any rights as stockholders but the administrator may provide in an award agreement that such holders are entitled to receive cash payments equal to the per-share dividend paid on Common Stock which will be distributed upon vesting of the restricted stock unit. Restricted stock units are subject to the same treatment upon termination of service as restricted stock awards.

Dividend Equivalent Rights.    Dividend equivalent rights may be granted under the 2020 Plan. Dividend equivalent rights are entitlements to receive credits based on cash distributions that would have been paid on the shares of Common Stock subject to an equity-based award granted to an individual as though such shares had been issued to and held by the grantee. Dividend equivalent rights may not be granted in connection with stock options or stock appreciation rights. Subject to the terms of the 2020 Plan, the administrator determines the terms and conditions of dividend equivalent rights. Except as otherwise provided in an award agreement, all dividend equivalent rights automatically terminate on the grantee’s termination of service for any reason.

Transferability of Awards.    The 2020 Plan allows for the transfer of awards (other than incentive stock options) for no consideration to the grantee’s immediate family or any trust or partnership in which all the beneficiaries or partners or members, as applicable, are such grantee or his or her immediate family.

Grants to Non-Employee Directors.    Grants made to non-employee directors may be in any form other than incentive stock options. The fair value of any awards granted to a non-employee director, including cash compensation in respect of such director’s service, may not exceed $300,000 in any one calendar year.

Parachute Limitations.    To the extent that a grantee is a “disqualified individual” under Section 280G(c) of the Internal Revenue Code of 1986 (the “Code”), any award held by such grantee and any right to receive any payment or other benefit under the 2020 Plan will not become exercisable or vested to the extent such exercise or vesting would cause any payment or benefit to such grantee to be subject to excise tax under Section 4999 of the Code; provided that such limitations are only applicable to the extent that the imposition of such limitation is beneficial to the grantee on a net after tax basis.

Change in Control.    The 2020 Plan provides that in the event of a change of control, as defined under the 2020 Plan, each outstanding award will be treated as the administrator determines, including accelerating the expiration or termination date or the date of exercisability of an award, settling any award by means of a cash payment, or removing any restrictions from or imposing any additional restrictions on any outstanding awards.

Amendment; Termination.    The Company Board has the authority to amend the 2020 Plan from time to time; provided that stockholder consent is require to: (i) increase the maximum number of shares as to which awards may be granted, except for adjustments in connection with certain events specified in the 2020 Plan, (ii) materially expand the eligible participants or (iii) adopt any amendment constituting a change requiring stockholder approval under applicable laws or applicable listing requirements. Additionally, no amendment may materially adversely affect any outstanding award without the consent of the impacted grantee. The 2020 Plan automatically will terminate in 2030.

Summary of U.S. Federal Income Tax Consequences of the 2020 Plan

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2020 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. General rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights.    In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of Company Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards.    A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards.    There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Section 409A.    Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for the Company.    The Company generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). General rules limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. On July 22, 2022, the Audit Committee appointed KPMG as the Company’s independent registered public accounting firm. The Company has been advised by KPMG that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its affiliates, in any capacity. One or more representatives of KPMG is expected to be present at this year’s Annual Meeting with an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Although the submission of the appointment of KPMG is not required by the Company’s bylaws or otherwise, the Board is submitting it to the shareholders for ratification to ascertain their views. If the shareholders do not ratify the appointment, we will not be bound to seek another independent registered public accountant for 2023, but the selection of other independent registered public accounting firms will be considered in future years. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of KPMG unless you specify otherwise.

Audit and Other Fees Paid to Independent Registered Public Accounting Firm

We have paid or expect to pay the following fees to KPMG for work performed in 2022 or attributable to the audit of our 2022 consolidated financial statements. We did not pay KPMG any fees in 2021.

Fiscal Year Ended December 31, 2022
Audit Fees paid to KPMG	$525,000
Audit-Related Fees paid to KPMG	75,000
Tax Fees paid to KPMG	—
All Other Fees paid to KPMG	—
TOTAL FEES PAID TO KPMG	$600,000

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.    Audit-related fees are assurance related services that traditionally are performed by the independent accountant, not included in the Audit Fees category above, including statutory audits.

Tax Fees.    Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees.    Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

Pre-Approval Policies and Procedures

The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO RATIFY THE
APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2022.

In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements for fiscal year 2022 with our management. The Audit Committee also has discussed with KPMG, our independent registered public accounting firm for fiscal year 2022, the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, “Communications with Audit Committees.” In addition, the Audit Committee has received written disclosures and a letter from our independent registered public accounting firm delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2022 audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee and Board of Directors have also recommended the selection of KPMG LLP as our independent auditor for the fiscal year 2023.

From the members of the Audit Committee:

John Dolan (Chair)

A.J. Dunklau

Marcy Schwab

April 25, 2023

____________

(1)      The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2023 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to participate in the 2023 Annual Meeting of Stockholders. Whether or not you plan to participate in the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors

James Dullinger
Chief Financial Officer

Wayne, Pennsylvania
May 1, 2023

APPENDIX A

BM TECHNOLOGIES, INC.
2020 EQUITY INCENTIVE PLAN
Effective as of January 4, 2021

1. Purpose and Stockholder Approval.

(a) BM Technologies, Inc., a Delaware corporation (as successor to Megalith Financial Acquisition Corp., the “Company”), hereby adopts the BM Technologies, Inc. 2020 Equity Incentive Plan (the “Plan”), effective as of January 4, 2021. The Plan is intended to recognize the contributions made to the Company and its Affiliates by the Employees, Directors and Advisors of the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company, to improve the ability of the Company to attract, retain, and motivate individuals upon whom the Company’s sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals at the Committee’s sole and absolute discretion. Stock options granted under the Plan may be Non-Qualified Stock Options or Incentive Stock Options, as provided herein, except that stock options granted to any person who is not an Employee of the Company shall in all cases be Non-Qualified Stock Options.

(b) The adoption the Plan was approved by the Company’s stockholders at the Company’s stockholders meeting on December 21, 2020.

2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

“Advisor” means any person, including a consultant, who is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services,

“Affiliate” means a corporation that is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code, and any other non-corporate entity that would be such a subsidiary corporation if such entity were a corporation.

“Award” means an award of Restricted Stock, Restricted Stock Units, Stock Options, Stock Appreciation Rights or Dividend Equivalent Rights granted under the Plan, designated by the Committee at the time of such grant as an Award, and containing the terms specified herein for Awards.

“Award Document” means the document that sets forth the terms and conditions of each grant of an Award. Awards shall be evidenced by an Award Document in such form as the Committee shall from time to time approve, which Award Document shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan. A Grantee shall not have any rights with respect to an Award until and unless such Grantee shall have executed an Award Document containing the terms and conditions determined by the Committee.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” shall have the same definition as under any employment agreement between the Company or any Affiliate and the Grantee or, if no such employment agreement exists or if such employment agreement does not contain any such definition or words of similar import, “Cause” means, except as otherwise provided in an Award Document, that an employee-Grantee should be or was dismissed as a result of:

(i) any material breach by the Grantee of any agreement to which the Grantee and the Company or an Affiliate are parties;

(ii) any act (other than retirement) or omission to act by the Grantee, including without limitation, the commission of any crime (other than ordinary traffic violations) that may have a material and adverse effect on the business of the Company or any Affiliate or on the Grantee’s ability to perform services for the Company or any Affiliate; or

(iii) any material misconduct or neglect of duties by the Grantee in connection with the business or affairs of the Company or any Affiliate.

“Change of Control” shall mean, except as otherwise provided in the Award Document, the first to occur of any of the following events:

(i) The date any transaction is consummated that constitutes the sale or other disposition of all or substantially all of the assets of the Company, other than where such transaction results in all or substantially all of the assets of the Company being held by an entity as to which at least a majority of the equity ownership of such entity immediately after the sale or disposition is held by the same persons and in the same proportions as the Company’s common stock was held immediately before such sale or other disposition;

(ii) The date any transaction is consummated that constitutes a merger or consolidation of the Company with or into another corporation, other than a merger or consolidation of the Company in which holders of shares of the Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation’s voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders’ ownership of Common Stock immediately before the merger or consolidation;

(iii) The date any entity, person or group, (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Common Stock;

(iv) The first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than twenty four (24) months, unless the nomination for election of each new director who was not a director at the beginning of such twenty four (24) month period was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period; or

(v) The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated and no further contingences remain that could prevent the consummation of such plan or arrangement. For avoidance of doubt, any transaction done exclusively for the purpose of changing the domicile of the company shall not constitute a Change of Control.

“Closing” means the consummation of the transactions contemplated by the Merger Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” shall have the meaning set forth in Section 3(a).

“Common Stock” means the Company’s Common Stock, par value $0.0001 per share.

“Director” means a member of the Board.

“Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

“Dividend Equivalent Right” means a right, granted to a Grantee under the terms of the Plan, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

“Employee” means an employee of the Company (including an officer or Director who is also an employee), but excluding any person who is classified by the Company as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Fair Market Value” shall mean:

(i) If the Common Stock is traded on any national stock exchange or quotation system, then the Fair Market Value per Share shall be, the last reported sale price per share thereof on the relevant date (or the closing price as of the most recent trading day prior to the relevant date if the relevant date is not a trading day), as reported on the stock exchange or quotation system that reflects the principal market on which the Common Stock is traded on such date; or

(ii) If the Common Stock is not traded on any national stock exchange or quotation system on the relevant date, the Fair Market Value shall be as determined in good faith by the Committee.

“Good Reason” shall have the same definition as under any employment agreement between the Company or any Affiliate and the Grantee or, if no such employment agreement exists or if such employment agreement does not contain any such definition or words of similar import, “Good Reason” shall mean, except as otherwise provided in an Award Document, the termination of employment by the Grantee following the occurrence, without the Grantee’s written consent, after a Change of Control of:

(i) a material reduction in the Grantee’s base salary or wage rate or target incentive opportunity; or

(ii) the relocation of the Grantee’s principal place of employment to a location more than fifty miles from the Grantee’s principal place of employment as of immediately prior to the Change of Control;

provided, however, that the foregoing events shall constitute Good Reason only if the Grantee provides the Company with written objection to the event within thirty days following the occurrence thereof, the Company does not reverse or otherwise cure the event within thirty days of receiving that written objection and the Grantee resigns the Grantee’s employment within twenty days following the expiration of the Company’s thirty-day cure period.

“Grant Date” means the date established by the Committee as of which any Award has been granted to a Grantee.

“Grantee” means any person who is granted an Award.

“ISO” or “Incentive Stock Option” means an Option granted under the Plan that is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Merger Agreement” means the Agreement and Plan of Merger, dated effective as of August 6, 2020, by and among Megalith Financial Acquisition Corp., MFAC Merger Sub Inc., Customers Bank and BankMobile Technologies, Inc., as it may be amended and supplemented from time to time.

“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422(b) of the Code.

“Option” or “Stock Option” means either an ISO or a Non-Qualified Stock Option granted under the Plan.

“Option Price” means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to the applicable provisions of the Plan.

“Restricted Stock” means Shares issued to a person pursuant to an Award.

“Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor Rule.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of one (1) share of Common Stock awarded to a Grantee under Section 8 of the Plan.

“Shares” means the shares of Common Stock that are the subject of Awards.

“Stock Appreciation Rights” or “SAR” means a right granted to a grantee under Section 7 of the Plan.

“Termination of Employment or Service in Connection with a Change of Control” shall be deemed to occur with respect to a Grantee if, within the one-year period (or such longer period as may be specified in an Award Document) beginning on the date of a Change of Control, the employment or service of the Grantee shall be terminated either (i) involuntarily for any reason other than for Cause, (ii) voluntarily for Good Reason or (iii) in the case of Directors, a required resignation from the Board of Directors.

3. Administration of the Plan.

(a) Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors provided such committee consists of at least two members of the Board of Directors, each of whom qualifies as a Non-Employee Director and as an “independent director” (as that phrase is used by the rules of the stock exchange on which the Company’s shares are traded). The foregoing requirement for members of the Compensation Committee to act as the Committee shall not be applicable if the Company ceases to be a publicly-traded corporation. Notwithstanding anything in this Section 3(a) to the contrary, the Board of Directors may establish more than one committee to administer the Plan with respect to separate classes of Grantees (other than officers of the Company who are subject to Section 16 of the Exchange Act), and, provided further, that the Board of Directors itself shall act as the Committee with respect to Awards made to Non-Employee Directors.

(b) Grants. The Committee shall from time to time at its discretion direct the Company to grant Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Grantees to whom and the times at which Awards shall be granted, (ii) determine the price at which Options shall be granted, (iii) determine the type of Option to be granted and the number of Shares subject thereto, (iv) determine the number of Shares to be granted pursuant to each Award and (v) approve the form and terms and conditions of the Award Documents and of each Award; all subject, however, to the express provisions of the Plan, including, specifically, Section 10 regarding grants of Awards to Non-Employee Directors. In making such determinations, the Committee may take into account the nature of the Grantee’s services and responsibilities, the Grantee’s present and potential contribution to the Company’s success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final, binding and conclusive.

(c) Exculpation. No member of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder except to the extent such exculpation is prohibited by provisions of the applicable business corporations law; provided, however, that the provisions of this Section 3(c) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute or to the liability of a member of the Committee for the payment of taxes pursuant to local, state or federal law.

(d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Certificate of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

4. Eligibility. Employees (including Employees who are members of the Board of Directors or its Affiliates), Non-Employee Directors, and Advisors of the Company or its Affiliates shall be eligible to receive Awards hereunder; provided, that only Employees of the Company or its Affiliates shall be eligible to receive ISOs. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Employee of the Company or its Affiliates.

5. Term of the Plan. No Award may be granted under the Plan after January 4, 2031.

6. Stock Options and Terms. Each Option granted under the Plan shall be a Non-Qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO. Options granted pursuant to the Plan shall be evidenced by the Award Documents in such form as the Committee shall from time to time approve, which Award Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require that are not inconsistent with the terms of the Plan.

(a) Number of Shares. Each Award Document shall state the number of Shares to which it pertains. A Grantee may receive more than one Option, which may include Options that are intended to be ISOs and Options that are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

(b) Option Price. Each Award Document shall state the Option Price that shall be at least 100% of the Fair Market Value of the Shares at the time the Option is granted as determined by the Committee in accordance with this Section 6(b); provided, however, that if an ISO is granted to a Grantee who then owns, directly or by attribution under Section 424(d) of the Code, shares of capital stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares at the time the Option is granted.

(c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then effective registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the “Act”)), contain the Grantee’s acknowledgment in form and substance satisfactory to the Company that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale that, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Grantee has been advised and understands that (A) the Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Shares under the Act or to take any action that would make available to the Grantee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Award Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (I) registration under federal or state securities laws, (II) the receipt of an opinion that an appropriate exemption from such registration is available, (III) the listing or inclusion of the Shares on any securities exchange or in an automated quotation system or (IV) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Section 6(c) has occurred.

(d) No Stockholder Rights Prior to Exercise. No Grantee shall, solely by reason of having been granted one or more Options, have any rights as a stockholder of the Company and shall have no right to vote Shares subject to the Option, nor any right to receive any dividends declared or paid with respect to such Shares unless and until the Grantee has exercised his or her Option and acquired such Shares.

(e) Medium of Payment. A Grantee shall pay for Shares (i) in cash, (ii) by certified check from a U.S. bank payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including, without limitation, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Award Document that payment may be made in whole or in part in shares of Common Stock held by the Grantee. If payment is made in whole or in part in shares of Common Stock, then the Grantee shall deliver to the Company certificates registered in the name of such Grantee representing the shares of Common Stock owned by such Grantee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Grantee. A Grantee may also pay for Shares by delivery of Shares to be acquired upon the exercise of such Option, with such Shares being valued at the Fair Market Value on the date of exercise. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.

(f) Termination of Options.

(i) No Option shall be exercisable after the first to occur of the following:

(1) Expiration of the Option term specified in the Award Document, which shall not exceed (i) ten years from the Grant Date, or (ii) five years from the Grant Date of an ISO if the Grantee on the Grant Date owns, directly or by attribution under Section 424(d) of the Code, shares of capital stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of an Affiliate;

(2) Except as otherwise provided in the Award Document, expiration of ninety (90) days from the date the Grantee’s employment or service with the Company or its Affiliate terminates for any reason other than Disability or death or as otherwise specified in this Section 6 or Section 13 below;

(3) Except as otherwise provided in the Award Document, expiration of one year from the date the Grantee’s employment or service with the Company or its Affiliate terminates due to the Grantee’s Disability or death;

(4) The date on which the employment or service of the Grantee shall be terminated for Cause. In such event, in addition to immediate termination of the Option, the Grantee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price of such Shares; or

(5) The date, if any, set by the Board of Directors as an accelerated expiration date pursuant to Section 12 hereof.

(ii) Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.

(iii) Notwithstanding the foregoing, the Committee may extend the period during which an Option may be exercised to a date no later than the date of the expiration of the Option term specified in the Award Documents, as they may be amended, provided that any change pursuant to this Section 6(f)(ii) that would cause an ISO to become a Non-Qualified Stock Option may be made only with the consent of the Grantee and provided, further, that any such extension may only be made in compliance with Section 409A of the Code, to the extent applicable .

(iv) During the period in which an Option may be exercised after the termination of the Grantee’s employment or service with the Company or any Affiliate, such Option shall only be exercisable to the extent it was exercisable immediately prior to such Grantee’s termination of service or employment, except to the extent specifically provided to the contrary in the applicable Award Document.

(g) Transfers. Except as provided in Section 24, no Option may be transferred except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him or her except as provided in Section 24. Notwithstanding the foregoing, a Non-Qualified Stock Option may be transferred pursuant to the terms of a “qualified domestic relations order” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h) Exercisability. No Option may be exercised except to the extent the Option has become vested pursuant to its terms.

(i) Limitation on ISO Grants. In no event shall the aggregate Fair Market Value of the Shares (determined at the time the ISO is granted) with respect to which an ISO is exercisable for the first time by the Grantee during any calendar year (under all incentive stock option plans of the Company or its Affiliates) exceed $100,000 (determined as of the Grant Date or Dates).

(j) Other Provisions. The Award Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(k) Amendment. The Committee shall have the right to amend Award Documents issued to a Grantee, subject to the Grantee’s consent if such amendment is not favorable to the Grantee, except that the consent of the Grantee shall not be required for any amendment made under Section 13.

7. Stock Appreciation Rights.

(a) An SAR is an Award in the form of a right to receive cash or Common Stock, upon surrender of the SAR, in an amount equal to the appreciation in the value of the Common Stock over a base price established in the Award. An SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The Award Document for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Common Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that an SAR that is granted subsequent to the Grant Date of a related Option must have an SAR Price that is no less than the Fair Market Value of one share of Common Stock on the Grant Date of the Option.

(b) The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

(c) Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of not more than ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Document relating to such SAR.

(d) Holders of an SAR shall have no rights as stockholders of the Company solely by reason of having granted one or more SARs. Holders of an SAR shall have no right to vote such Shares or the right to receive any dividends declared or paid with respect to such Shares.

(e) A holder of an SAR shall have no rights other than those of a general creditor of the Company. An SAR represents an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Document.

(f) Unless the Committee otherwise provides in an Award Document, in the event that a Grantee’s employment with the Company terminates for any reason other than because of death or Disability, any SAR held by such Grantee shall be forfeited by the Grantee and reacquired by the Company. In the event that a Grantee’s employment terminates as a result of the Grantee’s death or Disability, all remaining restrictions with respect to such Grantee’s SAR shall immediately lapse, unless otherwise provided in the Award Document. Upon forfeiture of an SAR, the Grantee shall have no further rights with respect to such Award.

(g) Except as provided in this Section 7, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an SAR. Except as provided in this Section 7 or Section 24, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8. Restricted Stock and Restricted Stock Units.

(a) Restricted Stock is an Award of shares of Common Stock that is granted subject to the satisfaction of such conditions and restrictions as the Committee may determine. In lieu of, or in addition to any Awards of Restricted Stock, the Committee may grant Restricted Stock Units to any Grantee subject to the same conditions and restrictions as the Committee would have imposed in connection with any Award of Restricted Stock. Each Restricted Stock Unit shall have a value equal to the fair market value of one share of Common Stock. Each Award Document shall state the number of shares of Restricted Stock or Restricted Stock Units to which it pertains. No cash or other consideration shall be required to be paid by a Grantee for an Award.

(b) At the time a grant of Restricted Stock or Restricted Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period. The Committee may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Except as provided in Section 24, neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Restricted Stock Units.

(c) The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Document that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Document.

(d) Unless the Committee otherwise provides in an Award Document, holders of Restricted Stock shall have the right to vote such Shares. Under no circumstances shall the holder of Restricted Stock be entitled to receive any dividends declared or paid with respect to such Shares until such time as the Restricted Stock becomes vested. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Common Stock, which shall then be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

(e) Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Document evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Common Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Common Stock; provided, however, that such cash dividend shall not be distributed to the holder of such Restricted Stock Units until the Restricted Stock Units become vested. The Award Document may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Common Stock on the date that such dividend is paid, but such additional Restricted Stock Units shall in all cases be subject to the same restrictions that apply to the original Restricted Stock Units.

(f) A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Document.

(g) Unless the Committee otherwise provides in an Award Document, in the event that a Grantee’s employment with the Company terminates for any reason other than death or Disability, any Restricted Stock or Restricted Stock Units held by such Grantee shall be forfeited by the Grantee and reacquired by the Company. In the event that a Grantee’s employment terminates as a result of the Grantee’s death or Disability, all remaining restrictions with respect to such Grantee’s Restricted Stock shall immediately lapse, unless otherwise provided in the Award Document. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units.

(h) Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Document, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. The restrictions upon such Restricted Stock or Restricted Stock Units shall lapse only if the Grantee on the date of such lapse is, and has continuously been an employee of the Company or its Affiliate from the date such Award was granted. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit once the share of Stock represented by the Restricted Stock Unit has been delivered.

(i) Restricted Stock and Restricted Stock Units are intended to be subject to a substantial risk of forfeiture during the restricted period, and, in the case of Restricted Stock (but not Restricted Stock Units) subject to federal income tax in accordance with section 83 of the Code. Section 83 generally provides that Grantee will recognize compensation income with respect to each installment of the Restricted Stock on the Vesting Date in an amount equal to the then Fair Market Value of the shares for which restrictions have lapsed. Alternatively, Grantee may elect, pursuant to Section 83(b) of the Code, to recognize compensation income for all or any part of the Restricted Stock at the Grant Date in an amount equal to the fair market value of the Restricted Stock subject to the election on the Grant Date. Such election must be made within 30 days of the Grant Date and Grantee shall immediately notify the Company if such an election is made.

9. Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash distributions that would have been paid on the shares of Common Stock subject to an equity-based Award granted to such Grantee, determined as though such shares had been issued to and held by the Grantee. Notwithstanding the foregoing, no Dividend Equivalent Right may be granted hereunder to any Grantee in connection with a Stock Option or SAR granted to such Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Document. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be deemed reinvested in additional shares of Common Stock, which may thereafter accrue additional equivalents, or may be treated as a cumulative right to the cash amount of such dividends. Any reinvestment of deemed dividends in shares of Common Stock shall be at Fair Market Value on the date of the deemed dividend distribution. Dividend Equivalent Rights may be settled in cash or Common Stock or a combination thereof, and shall be paid or distributed in a single payment or distribution on (or as soon as practicable following) the date the underlying Award has vested (taking into account the extent of such vesting) and any such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions and to the same extent as the underlying Award to which the Dividend Equivalent Right is related expires or is forfeited. Except as may otherwise be provided by the Committee in the Award Document, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

10. Grants of Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, no Awards shall be granted under the Plan to any Non-Employee Director except as provided for in this Section 10. Specifically, Non-Employee Directors shall only receive Awards as follows:

(a) Grants may be in the form of any Option (other than an ISO) or Award permitted under the Plan;

(b) The fair value of Awards granted to any Non-Employee Director during any one calendar year, along with cash compensation paid to such Non-Employee Director in respect of such director’s service as a member of the Board of Directors during such year (including service as a member or chair of any committees of the Board of Directors) during such fiscal year shall not be in excess of three hundred thousand dollars ($300,000).

11. Limitations on Awards.

(a) Shares Subject to Plan. The aggregate maximum number of Shares for which Awards may be granted pursuant to the Plan shall be fixed immediately after the Closing as a number of Shares equal to ten percent (10%) of the number of issued and outstanding shares of Common Stock immediately after the Closing; provided, that such number of Shares shall be subject to adjustment thereafter as provided in Section 13. All of such Shares may be granted as ISOs.

(i) The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.

(ii) Shares covered by an Award shall be counted against the limit set forth in this Section 11(a). If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Common Stock subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, cash-settlement or expiration, again be available for the grant of Awards under the Plan in the same amount as such Shares were counted against the limit set forth in this section.

(iii) If an Option or an SAR terminates or expires without having been fully exercised for any reason, or is canceled or forfeited or cash-settled pursuant to the terms of an Award, the Shares for which the Option or SAR was not exercised may again be the subject of an Award granted pursuant to the Plan. To the extent Shares subject to an Option or stock-settled SAR are withheld by the Company for payment of purchase price or as a means of paying the exercise price, or for payment of federal, state or local income or wage tax withholding requirements, the Shares that are so withheld shall be treated as granted and shall not again be available for subsequent grants of Awards under the Plan.

(iv) If any full-value Award (i.e., an equity-based Award other than an Option or SAR) is canceled or forfeited or cash-settled pursuant to the terms of an Award, the Shares for which such Award was canceled or forfeited or cash-settled may again be subject of an Award granted pursuant to the Plan. To the extent Shares subject to a full-value Award are not actually issued to the Grantee at the time the Award is exercised or settled, including where Shares are withheld for payment of federal, state or local income or wage tax withholding, the Shares that are so withheld shall again be available for grants of Awards under the Plan.

(b) No Repricing. Other than pursuant to Section 13, the Committee shall not without the approval of the Company’s stockholders (a) lower the exercise price per Share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed. The foregoing limitations on modifications of SARs and Options shall not be applicable to changes the Committee determines to be necessary in order to achieve compliance with applicable law, including Internal Revenue Code Section 409A.

12. Change of Control. In the event of a Change of Control, the Committee may take whatever action with respect to Awards outstanding as it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date or the date of exercisability in any Award Documents, settling any Award by means of a cash payment (including a cash payment equal to the amount paid per share of Common Stock in such Change of Control less, in the case of Options, the Option Price) or removing any restrictions from or imposing any additional restrictions on any outstanding Awards. Except to the extent otherwise provided in an Award Document, the following provisions shall apply in the event of a Change of Control:

(a) Awards Assumed or Substituted by Surviving Entity. Awards assumed by an entity that is the surviving or successor entity following a Change of Control (the “Surviving Entity”) or are otherwise equitably converted or substituted in connection with a Change of Control shall have the same vesting schedule in effect following the Change of Control. Following the Change in Control, if a Termination of Employment or Service in Connection with a Change in Control occurs, then all of the Grantee’s outstanding Awards shall become fully exercisable and/or vested as the case may be as of the date of termination, with payout to such Grantee within 60 days following the date of termination of employment, provided that the payment date of any Awards that are considered to be deferred compensation shall not be accelerated.

(b) Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change of Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change of Control in a manner approved by the Committee or the Board of Directors, all outstanding Awards shall become immediately vested and exercisable, as the case may be, at or immediately prior to the consummation of the event that constitutes the Change of Control and there shall be a payout of the Award (to the extent applicable under the terms of the Award) to Grantees within sixty (60) days following the Change of Control.

13. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Awards may be granted hereunder, the limitation as to grants to individuals set forth in Section 10(b) hereof, the number of Shares covered by each outstanding Award, and the Option Price for each related outstanding Option and SAR, shall be appropriately adjusted in the event of a stock dividend, extraordinary cash dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company that are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made that will cause an ISO to lose its status as such without the consent of the Grantee, except for adjustments made pursuant to Section 12 hereof.

14. Substitute Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

15. Amendment of the Plan. The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable; provided that, without obtaining stockholder approval, the Board of Directors may not: (i) increase the maximum number of Shares as to which Awards may be granted, except for adjustments pursuant to Section 13; (ii) materially expand the eligible participants; or (iii) otherwise adopt any amendment constituting a change requiring stockholder approval under applicable laws or applicable listing requirements of the Nasdaq Stock Market or any other exchange on which the Company’s securities are listed. No amendment to the Plan shall adversely materially affect any outstanding Award, however, without the consent of the Grantee.

16. No Commitment to Retain. The grant of an Award shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company’s Board of Directors or in any other capacity.

17. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with an Award or the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company’s obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee’s compliance, to the Company’s satisfaction, with any withholding requirement. The Grantee may elect to make payment for the withholding of federal, state and local taxes by one or a combination of the following methods: (i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Stocker, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted irrevocable instructions to deliver promptly to the Company, the amount to be withheld); (ii) delivering part or all of the amount to be withheld in the form of Shares valued at Fair Market Value; (iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock or Restricted Stock Unit, or upon the transfer of Shares, a number of Shares having a Fair Market Value; or (iv) withholding from any compensation otherwise due to the Grantee.

18. Source of Shares; Fractional Shares. The Common Stock that may be issued (which term includes Common Stock reissued or otherwise delivered) pursuant to an Award under the Plan shall be authorized but unissued Stock. No fractional shares of Stock shall be issued under the Plan, and shares issued shall be rounded down to the nearest whole share, but fractional interests may be accumulated pursuant to the terms of an Award. Notwithstanding anything in the Plan to the contrary, the Company may satisfy its obligation to issue Shares hereunder by book-entry registration.

19. Deferred Arrangements. The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalents, including converting such credits into deferred Common Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

20. Parachute Limitations. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or Dividend Equivalent Right held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be subject to excise tax under Code Section 4999; provided, however, that the foregoing limitation on Options or Awards under the Plan shall only be applicable to the extent that the imposition of such limitation is, on a net after tax basis, beneficial to the Grantee. The Committee shall have the authority to determine what restrictions and/or reductions in payments shall be made under this Section 20 in order to avoid the detrimental tax consequences of Code Section 4999, and may use such authority to cause a reduction to payments or benefits that would be made by reason of contracts, agreements or arrangements that are outside the scope of the Plan, to the extent such a reduction would result in a greater, net after-tax benefit to the Grantee.

21. Section 409A. The Committee intends to comply with Section 409A of the Code (“Section 409A”) with regard to any Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A, and otherwise to provide Awards that are exempt from Section 409A. If a Grant is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (iii) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iv) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Grant that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Grantee’s separation from service (unless an earlier death), if required by Section 409A. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any Affiliate of the Company have any responsibility or liability to the Grantee or any other person if a Grant does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

22. Unfunded Status of Plan. The Plan shall be unfunded. Neither the Company, nor the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, nor the Board of Directors, nor the Committee shall be deemed to be a trustee of any amounts to be paid or securities to be issued under the Plan.

23. Compensation Recovery.

(a) In the event the Company is required to provide an accounting restatement for any of the prior three fiscal years of the Company for which audited financial statements have been completed as a result of material noncompliance with financial reporting requirements under federal securities laws (a “Restatement”), the amount of any Excess Compensation (as defined below) realized by an any Executive Officer (as defined below) shall be subject to recovery by the Company.

(b) For purposes of this Section 23:

(i) An “Executive Officer” shall mean any officer of the Company who holds an office of executive vice president or above; and

(ii) “Excess Compensation” shall mean the excess of (i) the actual amount of cash-based or equity-based incentive compensation received by an Executive Officer over (ii) the compensation that would have been received based on the restated financial results during the three-year period preceding the date on which the Company is required to prepare such restatement.

(c) Recovery of Excess Compensation under this Section 23 shall not preclude the Company from seeking relief under any other agreement, policy or law. The Company’s recoupment rights under this Section 23 shall be in addition to, and not in lieu of, actions that the Company may take to remedy or discipline any act of misconduct by an Executive Officer including, but not limited to, termination of employment or initiation of appropriate legal action.

(d) The recovery of compensation under this Section 23 is separate from and in addition to the compensation recovery requirements of Section 304 of the Sarbanes-Oxley Act of 2002 that are applicable to the Company’s Chief Executive Officer and Chief Financial Officer, and the Committee shall reduce the recoupment under this Section 23 by any amounts paid to the Company by the Chief Executive Officer and Chief Financial Officer pursuant to such section.

24. Permitted Transfers. Notwithstanding anything contained herein to the contrary, Awards (other than ISOs and corresponding Awards), may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of a Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, any person sharing the Grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such Permitted Transferee in accordance with the terms of the Award Document. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Document, except to the extent the Plan and Award Document otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

25. Subplans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Grantees within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Grantees in any jurisdiction that is not affected.

26. No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Grantee to advise such Grantee as to the time or manner of exercising any Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such Grantee of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any person.

27. Governing Law. The validity, performance, construction and effect of this Plan shall, except to the extent preempted by federal law, be governed by the laws of the state of Delaware, without giving effect to principles of conflicts of law.

Appendix B

FIRST AMENDMENT TO THE BM TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO THE BM TECHNOLOGIES, INC. 2020 EQUITY INCENTIVE PLAN, dated as of January 4, 2021 (the “2020 Plan”), hereby amends the 2020 Plan by deleting in its entirety Section 11(a) thereof and replacing it with the following:

11. Limitation on Awards.

(a) Shares Subject to Plan. The aggregate maximum number of Shares for which Awards may be granted pursuant to the Plan shall be 2,500,000; provided, that such number of Shares shall be subject to adjustment thereafter as provided in Section 13. All such Shares may be granted as ISOs.

(i) The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.

(ii) Shares covered by an Award shall be counted against the limit set forth in this Section 11(a). If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Common Stock subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, cash-settlement or expiration, again be available for the grant of Awards under the Plan in the same amount as such Shares were counted against the limit set forth in this section.

(iii) If an Option or an SAR terminates or expires without having been fully exercised for any reason, or is canceled or forfeited or cash-settled pursuant to the terms of an Award, the Shares for which the Option or SAR was not exercised may again be the subject of an Award granted pursuant to the Plan. To the extent Shares subject to an Option or stock-settled SAR are withheld by the Company for payment of purchase price or as a means of paying the exercise price, or for payment of federal, state or local income or wage tax withholding requirements, the Shares that are so withheld shall be treated as granted and shall not again be available for subsequent grants of Awards under the Plan.

(iv) If any full-value Award (i.e., an equity-based Award other than an Option or SAR) is canceled or forfeited or cash-settled pursuant to the terms of an Award, the Shares for which such Award was canceled or forfeited or cash-settled may again be subject of an Award granted pursuant to the Plan. To the extent Shares subject to a full-value Award are not actually issued to the Grantee at the time the Award is exercised or settled, including where Shares are withheld for payment of federal, state or local income or wage tax withholding, the Shares that are so withheld shall again be available for grants of Awards under the Plan.

B-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

BM Technologies, Inc.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of Directors

(1) Luvleen Sidhu
(2) Brent Hurley

	FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
1. Election of Directors	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the Company's 2020 Equity Incentive Plan.	☐	☐	☐
3. Ratification of appointment of KPMG LLP as independent registered public accounting firm.	☐	☐	☐
4. To transact such other matters as may properly come before the 2023 annual meeting or any adjournment or postponement thereof.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2023.**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Mobile or Internet QUICK EASY IMMEDIATE BM Technologies, Inc. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly Date 2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X CONTROL NUMBER 1. Election of Directors (1) Luvleen Sidhu (2) Brent Hurley 3. Ratification of appointment of KPMG LLP as independent registered public accounting firm. 2. To approve an amendment to the Company’s 2020 Equity Incentive Plan. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://cstproxy.com/bmtechnologies/2023 MOBILE VOTING – On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 19, 2023.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/bmtechnologies/2023 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED BM Technologies, Inc. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Luvleen Sidhu and James Dullinger, and each as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BM Technologies, Inc. held of record by the undersigned at the close of business on April 28, 2023 at the Annual Meeting of Stockholders of BM Technologies, Inc. to be held on June 20, 2023, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)